                                                                  EXECUTION COPY






                          MASTER MORTGAGE LOAN PURCHASE
                             AND SERVICING AGREEMENT



                         HSBC MORTGAGE CORPORATION (USA)
                               Seller And Servicer



                            LEHMAN BROTHERS BANK, FSB



                                Initial Purchaser



                          Dated As Of November 1, 2005



                    Fixed and Adjustable Rate Mortgage Loans
                             First and Second Liens



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                                TABLE OF CONTENTS

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                                                                                                               Page
                                                                                                               ----
SECTION 1.            Definitions.................................................................................1
SECTION 2.            Agreement to Purchase......................................................................13
SECTION 3.            Mortgage Loan Schedules....................................................................13
SECTION 4.            Purchase Price.............................................................................13
SECTION 5.            Examination of Mortgage Files..............................................................13
SECTION 6.            Conveyance from Seller to Initial Purchaser................................................14
SECTION 7.            Representations, Warranties and Covenants of the Seller:
                      Remedies for Breach........................................................................16
SECTION 8.            Closing....................................................................................32
SECTION 9.            Closing Documents..........................................................................33
SECTION 10.           Costs......................................................................................34
SECTION 11.           Seller's Servicing Obligations.............................................................34
SECTION 12.           Removal of Mortgage Loans from Inclusion under this Agreement
                      Upon a Whole Loan Transfer or a Pass-Through Transfer on One
                      or More Reconstitution Dates...............................................................35
SECTION 13.           The Seller.................................................................................37
SECTION 14.           DEFAULT....................................................................................39
SECTION 15.           Termination................................................................................41
SECTION 16.           Successor to the Seller....................................................................41
SECTION 17.           Financial Statements.......................................................................43
SECTION 18.           Mandatory Delivery: Grant of Security Interest.............................................43
SECTION 19.           Notices....................................................................................43
SECTION 20.           Severability Clause........................................................................45
SECTION 21.           Counterparts...............................................................................45
SECTION 22.           Governing Law..............................................................................45
SECTION 23.           Intention of the Parties...................................................................45
SECTION 24.           Successors and Assigns.....................................................................46
SECTION 25.           Waivers....................................................................................46
SECTION 26.           Exhibits...................................................................................46
SECTION 27.           Nonsolicitation............................................................................46
SECTION 28.           General Interpretive Principles............................................................46
SECTION 29.           Reproduction of Documents..................................................................47
SECTION 30.           Further Agreements.........................................................................47


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EXHIBITS

EXHIBIT 1                  FORM OF SELLER'S OFFICER'S CERTIFICATE
EXHIBIT 2                  FORM OF OPINION OF COUNSEL TO THE SELLER
EXHIBIT 3                  FORM OF SECURITY RELEASE CERTIFICATION
EXHIBIT 4                  FORM OF ASSIGNMENT AND CONVEYANCE
EXHIBIT 5                  CONTENTS OF EACH MORTGAGE FILE
EXHIBIT 6                  FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT
EXHIBIT 7                  FORM OF ESCROW ACCOUNT LETTER AGREEMENT
EXHIBIT 8                  SERVICING ADDENDUM
EXHIBIT 9                  FORM OF COMMITMENT LETTER
EXHIBIT 10                 MORTGAGE LOAN DOCUMENTS
EXHIBIT 11                 FORM OF MONTHLY SERVICER'S REPORT

SCHEDULE 1                 MORTGAGE LOAN SCHEDULE


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                                                     1

                          MASTER MORTGAGE LOAN PURCHASE
                             AND SERVICING AGREEMENT

                  This is a MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT (the "Agreement"), dated as of November 1, 2005, by and between Lehman Brothers Bank, FSB, having an office at 745 Seventh Avenue, New York, NY 10019 (the "Initial Purchaser", and the Initial Purchaser or the Person, if any, to which the Initial Purchaser has assigned its rights and obligations hereunder as Purchaser with respect to a Mortgage Loan, and each of their respective successors and assigns, the "Purchaser") and HSBC Mortgage Corp (USA), having an office at 2929 Walden Avenue, Depew, NY 14043 (the "Seller").

                              W I T N E S S E T H :

                  WHEREAS, the Seller desires to sell, from time to time, to the Purchaser, and the Purchaser desires to purchase, from time to time, from the Seller, certain fixed and adjustable rate residential first and second lien mortgage loans, (the "Mortgage Loans") as described herein on a servicing retained basis, and which shall be delivered in groups of whole loans or participation interests therein, as applicable, on various dates as provided in the related Commitment Letter (each, a "Closing Date");

                  WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule for the related Mortgage Loan Package, which is to be annexed hereto on each Closing Date as Schedule I;

                  WHEREAS, the Purchaser and the Seller wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans; and

                  WHEREAS, following its purchase of the Mortgage Loans from the Seller, the Purchaser desires to sell some or all of the Mortgage Loans to not more than three purchasers as a whole loan transfer in a whole loan or participation format or a public or private mortgage-backed securities transaction; and

                  WHEREAS, certain Mortgage Loans have been, or will be, registered on the MERS(R) System (defined below) such that the mortgagee of record under each such Mortgage Loan shall be identified as MERS.

                  NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

                  SECTION 1. Definitions. For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below.

                  Accepted Servicing Practices: With respect to any Loan, those mortgage servicing practices (including collection procedures of prudent mortgage lending institutions which service loans of the same type as such Loan in the jurisdiction where the related Mortgage Property is located and in accordance with applicable law, the terms of the Mortgage and Note and the servicing guidelines established by Fannie Mae for MBS pool mortgages, as defined in the Fannie Mae Guides (including future updates).

                                       1
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                   Adjustable Rate Mortgage Loan: A Mortgage Loan which provides for the adjustment of the Mortgage Interest Rate payable in respect thereto.

                  Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on such Adjustable Rate Mortgage Loan is adjusted in accordance with the terms of the related Mortgage Note.

                  Agreement: This Master Mortgage Loan Purchase and Servicing Agreement including all exhibits, schedules, amendments and supplements hereto.

                  Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC. However in the case of a mortgage made on property in New York State value will always be determined by the appraisal for determining any requirement for primary mortgage insurance only.

                  Assignment and Conveyance: An assignment and conveyance of the Mortgage Loans purchased on a Closing Date in the form annexed hereto as Exhibit 4.

                  Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser.

                  Balloon Loan: A Mortgage Loan identified on the Mortgage Loan Schedule as a balloon mortgage loan.

                  Borrower: The obligor on a Note, the owner of the Mortgaged Property and the grantor or borrower named in the related Mortgage and such grantor's or borrower's successors in title to the Mortgage Property.

                  Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the of State of New York are authorized or obligated by law or executive order to be closed.

                  Cash-Out Refinancing: A Refinanced Loan, the proceeds of which were in excess of the principal balance, as defined per HSBC underwriting manual in affect at the time of origination.

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                  Closing Date: The date or dates on which the Purchaser from time to time shall purchase and the Seller from time to time shall sell to the Purchaser, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

                  Closing Documents: With respect to any Closing Date, the documents required pursuant to Section 9.

                  Code: The Internal Revenue Code of 1986, or any successor statute thereto.

                  Combined Loan-to-Value Ratio or CLTV: With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the sum of (a) the original principal balance of the Mortgage Loan, plus (b) the unpaid principal balance of any related subordinate mortgage loan or loans secured by the Mortgaged Property, and the denominator of which is the Appraised Value of the related Mortgaged Property.

                  Commitment Letter: With respect to any Mortgage Loan Package purchased and sold on any Closing Date, the letter agreement between the Purchaser and the Seller, in the form annexed hereto as Exhibit 9 (including any exhibits, schedules and attachments thereto), setting forth the terms and conditions of such transaction and describing the Mortgage Loans to be purchased by the Purchaser on such Closing Date. A Commitment Letter may relate to more than one Mortgage Loan Package to be purchased on one or more Closing Dates hereunder.

                  Condemnation Proceeds: All awards, compensation and settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain.

                  Convertible Mortgage Loan: A Mortgage Loan that by its terms and subject to certain conditions contained in the related Mortgage or Mortgage Note allows the Mortgagor to convert the adjustable Mortgage Interest Rate on such Mortgage Loan to a fixed Mortgage Interest Rate.

                  Credit Score: The credit score of the Mortgagor provided by Fair, Isaac & Company, Inc. or such other organization providing credit scores as per HSBC underwriting/program guidelines in affect at the time of the origination of a Mortgage Loan. .

                  Custodial Account: The separate account or accounts, each of which shall be an Eligible Account, created and maintained pursuant to this Agreement, which shall be entitled HSBC Mortgage Corporation (USA), as servicer, in trust for Purchaser , and established at a financial institution acceptable to the Purchaser.

                  Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents.

                  Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement, as therein provided.

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                  Cut-off Date: The first day of the month in which the related
Closing Date occurs or as otherwise set forth in the related Commitment Letter.

                  Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

                  Determination Date: With respect to each Distribution Date, the sixteenth (16th) day of the calendar month in which such Distribution Date occurs or, if such sixteenth (16th) day is not a Business Day, the Business Day immediately preceding such sixteenth (16th) day.

                  Distribution Date: The eighteenth (18th) day of each month, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately following such eighteenth (18th) day.

                  Due Date: With respect to each Distribution Date, the first day of the calendar month in which such Distribution Date occurs, which is the day on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  Due Period: With respect to each Distribution Date, the period commencing on the second day of the month preceding the month of the Distribution Date and ending on the first day of the month of the Distribution Date.

                  Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company of which) are rated A-2 or higher by S&P or Prime-2 or higher by Moody's (or a comparable rating if another rating agency is specified by the Initial Purchaser by written notice to the Seller of which) at the time any amounts are held on deposit therein and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company( are rated at least "Aa" by Moody's Investor Services, Inc. , (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

                  Escrow Account: The separate trust accounts created and maintained pursuant to this Agreement which shall be entitled "HSBC Mortgage Corporation (USA), as servicer, in trust for Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans", and established at a financial institution acceptable to the Purchaser.

                  Escrow Payments: The amounts constituting ground rents, taxes, assessments, water charges, sewer rents, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

                  Event of Default: Any one of the events enumerated in Subsection 14.01.

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                  FDIC: The Federal Deposit Insurance Corporation, or any
successor thereto.

                  FHLMC: The Federal Home Loan Mortgage Corporation or any successor thereto.

                  Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller pursuant to this Agreement), a determination made by the Seller that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Seller, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Seller shall maintain records, prepared by a servicing officer of the Seller, of each Final Recovery Determination.

                  Fixed Rate Mortgage Loan: A Mortgage Loan with respect to which the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Mortgage Loan.

                  Flood Zone Service Contract: A contract transferable to a nationally recognized flood service provider, maintained for the Mortgaged Property for the purpose of obtaining the current flood zone status relating to such Mortgaged Property.

                  FNMA: Fannie Mae, F/K/A Federal National Mortgage Association, or any successor thereto.

                  FNMA Guides: The Fannie Mae Seller's Guide and the Fannie Mae Services Guide and all amendments or additions thereto.

                  Gross Margin: With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the related Mortgage Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.

                  HUD: The United States Department of Housing and Urban Development or any successor thereto.

                  Index: With respect to any Adjustable Rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the interest rate thereon.

                  Initial Closing Date: The Closing Date on which the Initial Purchaser purchases and the Seller sells the first Mortgage Loan Package hereunder.

                  Initial Purchaser: Lehman Brothers Bank, FSB, or any successor.

                  Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

                  Initial Rate Cap: With respect to each adjustable Rate Loan and the initial adjustment Date therefore, a number of percentage points per annum that is set forth in the related Loan Schedule and in the related Note, which is the maximum amount by which the Loan Interest rate for such Adjustable Rate Loan may increase or decrease on such Adjustment Date from the Loan Interest Rate in effect immediately prior to such Adjustment Date.

                                       5
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                  Interest Only Mortgage Loan: A Mortgage Loan that requires payment of interest for a period of time specified on the related Mortgage Note. The interest-only period followed by full amortization of the remaining balance for the remaining duration of the loan.

                  Lender Paid Mortgage Insurance Policy or LPMI Policy: A policy of mortgage guaranty insurance issued by a Qualified Insurer in which the owner or servicer of the Mortgage Loan is responsible for the premiums associated with such mortgage insurance policy.

                  Liquidation Proceeds: Amounts, other than Insurance Proceeds and Condemnation Proceeds, received in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property.

                  Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan as of any date of determination, the ratio on such date of the outstanding principal amount of the Mortgage Loan, to the lower of the Appraised Value or the sale's price of the Mortgaged Property. However, in the case of a mortgage made on property in New York State, value will always be determined by the appraisal for determining any requirement for primary mortgage insurance only.

                  Maximum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

                  MERS: Mortgage Electronic Registration System, Inc., a subsidiary of MERSCORP, Inc.

                  MERS(R) System: The electronic mortgage registration system maintained by MERS.

                  Minimum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

                  MOM Mortgage: A Mortgage Loan naming MERS as the original mortgagee on the mortgage security instrument.

                  Monthly Advance: The aggregate of the advances made by the Seller on any Distribution Date pursuant to Subsection 11.30 of the Servicing Addendum.

                                       6
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                  Monthly Payment: With respect to any Mortgage Loan, the
scheduled combined payment of principal ( if applicable) and interest payable by a Mortgagor under the related Mortgage Note on each Due Date.

                  Moody's: Moody's Investors Service, Inc. or its successor in interest.

                  Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on Mortgaged Property securing the Mortgage Note.

                  Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

                  Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit 5 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement or the related Commitment Letter.

                  Mortgage Interest Rate: With respect to each Fixed Rate Mortgage Loan, the fixed annual rate of interest provided for in the related Mortgage Note and, with respect to each Adjustable Rate Mortgage Loan, the annual rate that interest accrues on such Adjustable Rate Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

                  Mortgage Loan: Each residential mortgage loan, sold, assigned and transferred to the Purchaser pursuant to this Agreement and the related Commitment Letter and identified on the Mortgage Loan Schedule annexed to this Agreement on the related Closing Date, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

                  Mortgage Loan Documents: The documents listed in Exhibit 10 hereto pertaining to any Mortgage Loan.

                  Mortgage Loan Package: The Mortgage Loans listed on a Mortgage Loan Schedule, delivered to the Custodian and the Purchaser at least three (3) Business Days prior to the related Closing Date and attached to this Agreement as Schedule I on the related Closing Date.

                  Mortgage Loan Schedule: With respect to each Mortgage Loan Package, the schedule of Mortgage Loans to be annexed hereto as Schedule I (or a supplement thereto) on each Closing Date for the Mortgage Loan Package delivered on such Closing Date in both hard copy and electronic form, such schedule setting forth the following information with respect to each Mortgage Loan in the Mortgage Loan Package: (1) the Seller's Mortgage Loan identifying number;
(2) the Mortgagor's first and last name; (3) the street address of the Mortgaged Property including the state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied; (5) the type of Residential Dwelling constituting the Mortgaged Property; (6) the original months to maturity; (7) the original date of the Mortgage Loan and the remaining months to maturity from the Cut-off Date, based on the original amortization schedule; (8) the


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Loan-to-Value Ratio at origination; (9) the Mortgage Interest Rate in effect immediately following the Cut-off Date; (10) the date on which the first Monthly Payment was due on the Mortgage Loan; (11) the stated maturity date; (12) the amount of the Monthly Payment at origination; (13) the amount of the Monthly Payment as of the Cut-off Date; (14) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance; (15) the original principal amount of the Mortgage Loan; (16) the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;
(17) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date; (18) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;
(19) a code indicating the purpose of the loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing); (20) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Interest Rate under the terms of the Mortgage Note; (21) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Interest Rate under the terms of the Mortgage Note;
(22) the Mortgage Interest Rate at origination; (23) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap; (24) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the related Cut-off Date; (25) with respect to each Adjustable Rate Mortgage Loan, the Index; (26) the date on which the first Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (27) a code indicating whether the Mortgage Loan is an Adjustable Rate Mortgage Loan or a Fixed Rate Mortgage Loan; (28) a code indicating the documentation style (i.e., full, alternative or reduced); (29) a code indicating if the Mortgage Loan is subject to a Primary Insurance Policy or LPMI Policy; (30) the Appraised Value of the Mortgaged Property; (31) the sale price of the Mortgaged Property, if applicable; (32) a code indicating whether the Mortgage Loan is subject to a Prepayment Charge, the term of such Prepayment Charge and the amount of such Prepayment Charge; (33) the product type (e.g., 2/28, 15 year fixed, 30 year fixed, 15/30 balloon, etc.); (34) the Mortgagor's debt to income ratio; (35) a code indicating whether the Mortgaged Property is subject to a First Lien or a Second Lien, (36) with respect to Adjustable Rate Mortgage Loan, a code indicating initial and subsequent caps , (37) with respect to Adjustable Rate Mortgage Loan, a code indicating rate adjustment frequency,
(38) a code indicating whether the Mortgage Loan is an Interest Only Mortgage Loan; and (39) and with respect to each Interest Only Mortgage Loan, the duration of the related interest only period expressed in months.

                  With respect to the Mortgage Loan Package in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1 the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

                  Schedule 1 hereto shall be supplemented as of each Closing Date to reflect the addition of the Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

                   Mortgage Note: The original executed note or other evidence of the Mortgage Loan indebtedness of a Mortgagor.

                  Mortgaged Property: The Mortgagor's real property securing repayment of a related Mortgage Note, consisting of a fee simple interest or leasehold in a single parcel of real property improved by a Residential Dwelling.

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                  Mortgagor: The obligor on a Mortgage Note, the owner of the
Mortgaged Property and the grantor or mortgagor named in the related Mortgage and such grantor's or mortgagor's successors in title to the Mortgaged Property.

                  Net Mortgage Interest Rate: With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Interest Rate for such Mortgage Loan minus the Servicing Fee Rate.

                  Nonrecoverable Monthly Advance: Any Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Seller, will not, or, in the case of a proposed Monthly Advance, would not be, ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Person on behalf of whom such certificate is being delivered.

                  Opinion of Counsel: A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed.

                  Pass-Through Transfer: The sale or transfer of some or all of the Mortgage Loans by the Purchaser to a trust to be formed as part of a publicly issued or privately placed mortgage-backed securities transaction.

                  Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Adjustable Rate Mortgage Loan may increase (without regard to the Maximum Mortgage Interest Rate) or decrease (without regard to the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

                  Person: An individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  Preliminary Servicing Period: With respect to any Mortgage Loans, the period commencing on the related Closing Date and ending on the date the Seller enters into Reconstitution Agreements which amend or restate the servicing provisions of this Agreement.

                  Prepayment Charge: With respect to any Mortgage Loan, any prepayment penalty or premium thereon payable in connection with a principal prepayment on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

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                  Primary Insurance Policy: A policy of primary mortgage
guaranty insurance issued by a Qualified Insurer.

                  Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, excluding any Prepayment Charge, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  Purchase Price: The price paid on the related Closing Date by the Purchaser to the Seller pursuant to the related Commitment Letter in exchange for the Mortgage Loans purchased on such Closing Date as provided in
Section 4.

                  Qualified Insurer: Any insurer which meets the requirements of FNMA and FHLMC.

                  Qualified Substitute Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Stated Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Interest Rate not less than (and not more than one percentage point in excess of) the Mortgage Interest Rate of the Deleted Mortgage Loan, (iii) have a Net Mortgage Interest Rate not less than (and not more than one percentage point in excess of) the Net Mortgage Interest Rate of the Deleted Mortgage Loan, (iv) have a remaining term to maturity not greater than (and not more than 1 year less than) that of the Deleted Mortgage Loan, (v) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (vi) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (vii) be covered under a Primary Insurance Policy if such Qualified Substitute Mortgage Loan has a Loan-to-Value Ratio in excess of 80% and the Deleted Mortgage Loan was covered under a Primary Insurance Policy, (viii) conform to each representation and warranty set forth in Subsection 7.02 of this Agreement and (ix) be the same type of mortgage loan (i.e. fixed or adjustable rate with the same Gross Margin and Index as the Deleted Mortgage Loan). In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Interest Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Interest Rates and shall be satisfied as to each such mortgage loan, the terms described in clause (iv) shall be determined on the basis of weighted average remaining terms to maturity, the Loan-to-Value Ratios described in clause (vi) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (viii) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be. In addition, the substitution of more than one Mortgage Loan pursuant to the previous sentence shall be subject to the Purchaser's approval in its sole discretion.

                  Rate/Term Refinancing: A Refinanced Mortgage Loan, the proceeds of which are not in excess of the existing first mortgage, as outlined in the HSBC Underwriting Guidelines in effect at the time of origination.


                  Reconstitution Agreements: The agreement or agreements entered into by the Seller and the Purchaser and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or a Pass-Through Transfer as provided in Section 12.


                  Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Whole Loan Transfer or Pass-Through Transfer pursuant to Section 12 hereof.

                  Record Date: With respect to each Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

                  Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

                  REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear in Sections 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  REO Account: The separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled "[Seller], in trust for the Purchaser, as of [date of acquisition of title], Fixed and Adjustable Rate Mortgage Loans".

                  REO Disposition: The final sale by the Seller of any REO Property.

                  REO Property: A Mortgaged Property acquired as a result of the liquidation of a Mortgage Loan.

                  Repurchase Price: With respect to any Mortgage Loan, (1) a price equal to (A) during the first three months following the related Closing Date (i) the Purchase Price percentage used to calculate the Purchase Price, as stated in the related Commitment Letter, times the Stated Principal Balance of the Mortgage Loan so repurchased plus (ii) accrued interest thereon to the last day of the month that such repurchase occurs, and (B) thereafter (i) the Stated Principal Balance of the Mortgage Loan so repurchased, plus (ii) accrued interest thereon to the last day of the month such repurchase occurs.

                  Residential Dwelling: Any one of the following: (i) a one-family dwelling in an eligible cooperative project, (ii) a two- to four family dwelling, or (iii) a one-family dwelling unit in an eligible condominium project, as defined in the HSBC guidelines in effect at the time of origination.

                  Servicing Addendum: The terms and conditions attached hereto as Exhibit 8 which will govern the servicing of the Mortgage Loans by the Seller during the Preliminary Servicing Period.

                  Servicing Advances: All customary, reasonable and necessary "out-of-pocket" costs and expenses incurred by the Seller in the performance of its servicing obligations, including, but not limited to, the cost of (i) preservation, restoration and repair of a Mortgaged Property, (ii) any enforcement or judicial proceedings with respect to a Mortgage Loan, including foreclosure actions and (iii) the management and liquidation of REO Property.

                  Servicing Fee: With respect to each Mortgage Loan, the amount of the annual servicing fee the Purchaser shall pay to the Seller, which shall, for each month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the unpaid principal balance of the Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respectively which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 11.05) of related Monthly Payment collected by the Seller, or as otherwise provided under Section 11.05.

                  Servicing Fee Rate: The per annum rate set forth in the related Commitment Letter at which the Servicing Fee accrues.

                  Servicing File: With respect to each Mortgage Loan, the file retained by the Seller consisting of photo copies of all documents in the Mortgage File which are not delivered to the Purchaser or the Custodian and copies of the Mortgage Loan Documents set forth in Section 2 of the Custodial Agreement.

                  S&P: Standard & Poor's, a division of the McGraw-Hill Companies, Inc., or its successor in interest.

                  Stated Principal Balance: As to each Mortgage Loan as of any date of determination, (i) the principal balance of the Mortgage Loan as of the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not collected from the Mortgagor on or before such date, minus
(ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal.

                  Tax Service Contract: A contract, transferable to a nationally recognized tax service provider, maintained for the Mortgaged Property for the purpose of obtaining current information from local taxing authorities relating to such Mortgaged Property.

                  Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party, which sale or transfer is not a Pass-Through Transfer.

                  SECTION 2. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, from time-to-time, Mortgage Loans having an aggregate principal balance on the related Cut-off Date in an amount as set forth in the related Commitment Letter, or in such other amount as agreed to by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on the related Closing Date.

                  SECTION 3. Mortgage Loan Schedules. The Seller shall deliver the Mortgage Loan Schedule for a Mortgage Loan Package to be purchased on a particular Closing Date to the Purchaser at least two (2) Business Days prior to the related Closing Date or as otherwise set forth in the related Commitment Letter.

                  SECTION 4. Purchase Price. The Purchase Price for each Mortgage Loan listed on the related Mortgage Loan Schedule shall be the percentage of par as stated in the related Commitment Letter (subject to adjustment as provided therein), multiplied by its Stated Principal Balance as of the related Closing Date. If so provided in the related Commitment Letter, portions of the Mortgage Loans shall be priced separately.

                  The Purchaser shall own and be entitled to receive with respect to each Mortgage Loan purchased, (1) all scheduled principal due after the related Cut-off Date, (2) all other recoveries of principal collected after the related Cut-off Date (provided, however, that all scheduled payments of principal due on or before the related Cut-off Date and collected by the Seller after the related Cut-off Date shall belong to the Seller), and (3) all payments of interest on the Mortgage Loans net of the Servicing Fee (minus that portion of any such interest payment that is allocable to the period prior to the related Cut-off Date). The Stated Principal Balance of each Mortgage Loan as of the related Cut-off Date is determined after application to the reduction of principal of payments of principal due on or before the related Cut-off Date whether or not collected. Therefore, for the purposes of this Agreement, payments of scheduled principal and interest prepaid for a Due Date beyond the related Cut-off Date shall not be applied to the principal balance as of the related Cut-off Date. Such prepaid amounts (minus the applicable Servicing Fee) shall be the property of the Purchaser. The Seller shall deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of the Purchaser, for remittance by the Seller to the Purchaser on the first related Distribution Date. All payments of principal and interest, less the applicable Servicing Fee, due on a Due Date following the related Cut-off Date shall belong to the Purchaser.

                  SECTION 5. Examination of Mortgage Files. In addition to the rights granted to the Initial Purchaser under the related Commitment Letter to underwrite the Mortgage Loans and review the Mortgage Files prior to the related Closing Date, the Seller shall (a) deliver to the Custodian in escrow, for examination with respect to each Mortgage Loan to be purchased on such Closing Date, the related Mortgage File, including the Assignment of Mortgage, pertaining to each Mortgage Loan unless such Mortgage Loan is a MOM Mortgage or has been previously assigned to MERS, in which case no such Assignment of Mortgage is required, or (b) make the related Mortgage File available to the Initial Purchaser for examination at the Seller's offices or such other location as shall otherwise be agreed upon by the Initial Purchaser and the Seller. Such examination may be made by the Initial Purchaser or its designee at any reasonable time before or after the related Closing Date. Such examination shall be during regular business hours and Purchaser shall give Seller ten days prior written notice. If the Initial Purchaser makes such examination prior to the related Closing Date and identifies any Mortgage Loans that do not conform to the terms of the related Commitment Letter or the Seller's underwriting standards, such Mortgage Loans may, at the Initial Purchaser's option, be rejected for purchase by the Initial Purchaser. If not purchased by the Initial Purchaser, such Mortgage Loans shall be deleted from the related Mortgage Loan Schedule. The Initial Purchaser may, at its option and without notice to the Seller, purchase all or part of any Mortgage Loan Package without conducting any partial or complete examination. The fact that the Initial Purchaser has conducted or has determined not to conduct any partial or complete examination of the Mortgage Files shall not affect the Initial Purchaser's (or any of its successors') rights to demand repurchase or other relief or remedy provided for in this Agreement.

                  SECTION 6. Conveyance from Seller to Initial Purchaser.

                  Subsection 6.01. Conveyance of Mortgage Loans; Possession of
                                   Servicing Files.

                  The Seller, simultaneously with the payment of the Purchase Price, shall execute and deliver to the Initial Purchaser an Assignment and Conveyance with respect to the related Mortgage Loan Package in the form attached hereto as Exhibit 4. No assignment of Mortgage is required if the Mortgage Loan is a MOM Mortgage, or has been previously assigned to MERS, and will remain registered on the MERS(R) System. The Servicing File retained by the Seller with respect to each Mortgage Loan pursuant to this Agreement shall be appropriately identified in the Seller's computer system to reflect clearly the sale of such related Mortgage Loan to the Purchaser. The Seller shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Subsection
7.03 or 7.04.

                  Subsection 6.02. Books and Records.

                  Record title to each Mortgage and the related Mortgage Note as of the related Closing Date shall be in the name of the Seller, MERS, the Purchaser, the Custodian or one or more designees of the Purchaser, as the Purchaser shall designate. Notwithstanding the foregoing, beneficial ownership of each Mortgage and the related Mortgage Note shall be vested solely in the Purchaser or the appropriate designee of the Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Seller after the related Cut-off Date on or in connection with a Mortgage Loan as provided in Section 4 shall be vested in the Purchaser or one or more designees of the Purchaser; provided, however, that all such funds received on or in connection with a Mortgage Loan as provided in Section 4 shall be received and held by the Seller in trust for the benefit of the Purchaser or the assignee of the Purchaser, as the case may be, as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

                  It is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller and not a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. Consequently, the sale of each Mortgage Loan shall be reflected as a sale on the Seller's business records, tax returns and financial statements. In the event, for any reason, any transaction contemplated herein is construed by any court or regulatory authority as a borrowing rather than as a sale, the Seller and the Purchaser intend that the Purchaser or its assignee, as the case may be, shall have a perfected first priority security interest in the Mortgage Loans which may be held by MERS as the nominee for the Purchaser, the Custodial Account and the proceeds of any and all of the foregoing (collectively, the "Collateral"), free and clear of adverse claims. In such case, the Seller shall be deemed to have hereby granted to the Purchaser or its assignee, as the case may be, a first priority security interest in and lien upon the Collateral, free and clear of adverse claims. In such event, the related Commitment Letter and this Agreement shall constitute a security agreement, the Custodian shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to the Purchaser or its assignee, as the case may be, and the Purchaser or its assignee, as the case may be, shall have all of the rights of a secured party under applicable law.

                  Subsection 6.03. Delivery of Mortgage Loan Documents.

                  Pursuant to the Custodial Agreement between the Custodian and the Initial Purchaser, the Seller shall from time to time in connection with each Closing Date, at least five (5) Business Days prior to such Closing Date, deliver and release to the Custodian those Mortgage Loan Documents as required by the Custodial Agreement with respect to each Mortgage Loan to be purchased and sold on the related Closing Date and set forth on the related Mortgage Loan Schedule delivered with such Mortgage Loan Documents.

                  The Custodian shall certify its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement for the related Closing Date, as evidenced by the Trust Receipt and Initial Certification of the Custodian in the form annexed to the Custodial Agreement.

                  The Seller shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution, provided, however, that the Seller shall provide the Custodian with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within two hundred forty days for all states except New York, which will be within three hundred and sixty days of its submission for recordation.

                  SECTION 7. Representations, Warranties and Covenants of the
Seller: Remedies for Breach.

                  Subsection 7.01. Representations and Warranties Respecting the Seller.

                  The Seller represents, warrants and covenants to the Purchaser as of the Initial Closing Date and each subsequent Closing Date or as of such date specifically provided herein or in the applicable Assignment and Conveyance;

         i) The Seller is duly organized, validly existing and in good standing under the laws of the state of Delaware and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement. No licenses or approvals obtained by the Seller have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation;

         ii) The Seller has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

         iii) The execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

         iv) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

         v) The Seller is an approved seller/servicer for FNMA and FHLMC in good standing and is a HUD approved mortgagee pursuant to
                  Section 203 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, which would make the Seller unable to comply with FNMA, FHLMC or HUD eligibility requirements or which would require notification to FNMA, FHLMC or HUD;

         vi) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

         vii) The Mortgage Loan Documents and any other documents required to be delivered with respect to each Mortgage Loan pursuant to this Agreement have been delivered to the Custodian all in compliance with the specific requirements of this Agreement;

         viii) Immediately prior to the payment of the Purchase Price for each Mortgage Loan, the Seller was the owner of record or had appointed MERS as the Seller's nominee of the related Mortgage and the indebtedness evidenced by the related Mortgage Note and upon the payment of the Purchase Price by the Purchaser, in the event that the Seller or MERS as nominee for the Seller retains record title, the Seller or MERS as nominee for the Seller shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser as the owner thereof and only for the purpose of servicing and supervising the servicing of each Mortgage Loan;

         ix) There are no actions or proceedings against, or investigations of, the Seller before any court, administrative agency or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement;

         x) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the related Closing Date;

         xi) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;

         xii) Neither this Agreement nor any written statement, report or other document prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

         xiii) The consideration received by the Seller upon the sale of the Mortgage Loans constitutes fair consideration and reasonably equivalent value for such Mortgage Loans; and

         xiv) The Seller is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby. The Seller is not transferring any Mortgage Loan with any intent to hinder, delay or defraud any of its creditors.

                  Subsection 7.02. Representations and Warranties Regarding Individual Mortgage Loans.

                  The Seller hereby represents and warrants to the Purchaser that, as to each Mortgage Loan, as of the related Closing Date for such Mortgage
Loan:

         i) The information set forth in the related Mortgage Loan Schedule and the Mortgage Loan data delivered to the Purchaser and the Custodian is complete, true and correct;

         ii) The Mortgage Loan is in compliance with all requirements set forth in the related Commitment Letter, and the characteristics of the related Mortgage Loan Package as set forth in the related Commitment Letter are true and correct;

         iii) All payments required to be made up to the close of business on the related Closing Date for such Mortgage Loan under the terms of the Mortgage Note have been made; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage. No payment under the Mortgage Loan has been delinquent for more than twenty-nine days (29) during the last twelve months;

         iv) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

         v) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy or LPMI Policy, if any, and the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy or LPMI Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;

         vi) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

         vii) All buildings upon the Mortgaged Property are insured by an insurer acceptable to FNMA and FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Servicing Addendum. All such insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA and FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

         viii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of mortgage loans of a type similar to the Mortgage Loans have been complied with The Seller has implemented and will maintain security measures designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information published in final form on February 1, 2001, 66 Fed. Reg. 8616, and the rules promulgated thereunder, as amended from time to time. The Seller shall promptly provide the Purchaser information regarding such security measures upon the reasonable request of the Purchaser or its designee which information shall include, audit reports, summaries of test results or equivalent measures taken by the Seller with respect to its security measures.


         ix) The Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

         x) The related Mortgage is properly recorded and is a valid, existing and enforceable (A) first lien and first priority security interest with respect to each Mortgage Loan which is indicated by the Seller as reflected on the Mortgage Loan Schedule, on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable (A) and first priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a First Lien (as reflected on the Mortgage Loan Schedule) on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

         xi) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

         xii) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person, a qualified Living Trust (Revocable Trust) or a qualified Land Trust as listed in the HSBC Underwriting Guidelines.

         xiii) The proceeds of the Mortgage Loan have been fully disbursed except where there is an established completion escrow or for the account of the Mortgagor then there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

         xiv) The Seller is the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

         xv) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

         xvi) The Mortgage Loan is covered by an American Land Title Association ("ALTA") ALTA lender's title insurance policy (which, in the case of an Adjustable Rate Mortgage Loan has an adjustable rate mortgage endorsement in the form of ALTA 6.0 or 6.1) acceptable to FNMA and FHLMC, issued by a title insurer acceptable to FNMA and FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained above in (x)(a) (b)) the Seller and/or MERS as nominee for the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and, with respect to any Adjustable Rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller and/or MERS as nominee for the Seller, its successors and assigns, is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

         xvii) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

         xviii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

         xix) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

         xx) The Mortgage Loan was originated by the Seller or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD, Fannie Mae or Freddie Mac or by a mortgage banker or broker licensed or authorized to originate mortgage loans and do business in the jurisdiction in which the related Mortgaged Property is located, applying substantially the same underwriting standards used by the Seller and in a manner that in all respects meets the requirements of the Secondary Mortgage Market Enhancement Act of 1984, as amended;

         xxi) Principal payments on the Mortgage Loan, other than the Interest Only Mortgage Loan, shall commence (with respect to any newly originated Mortgage Loans) or commenced no more than sixty days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage

                  Interest Rate. With respect to each Mortgage Loan, the Mortgage Note is payable on the first day of each month in Monthly Payments, which, (A) in the case of a Fixed Rate Mortgage Loan, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate, (B) in the case of an Adjustable Rate Mortgage Loan, other than the Interest Only Mortgage Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate and (C) in the case of a Balloon Loan, are based on a fifteen (15) or thirty (30) year amortization schedule, as set forth in the related Mortgage Note, and a final monthly payment substantially greater than the preceding monthly payment which is sufficient to amortize the remaining principal balance of the Balloon Loan and to pay interest at the related Mortgage Interest Rate. The Index for each Adjustable Rate Mortgage Loan is as defined in the related Commitment Letter and the Mortgage Loan Schedule. The Mortgage Note does not permit negative amortization, unless otherwise noted on the Mortgage Loan Schedule. No Mortgage Loan is a Convertible Mortgage Loan; (D) in the case of an Interest Only Mortgage Loan, the monthly payments on each interest Only Mortgage Loan during the related interest only period is equal to the product of the related Mortgage Interest Rate and the principal balance of such Mortgage Loan on the first day of each month and after such interest only period, except with respect to Interest Only Mortgage Loan that are Adjustable Rate Mortgage Loans, such Mortgage Loan is payable in equal monthly installments of principal and interest.

         xxii) The origination and collection practices used by the Seller with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by the Seller and any predecessor servicer in accordance with the terms of the Mortgage Note. With respect to escrow deposits and Escrow), if any, all such payments are in the possession of, or under the control of, the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note ;

         xxiii) The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

         xxiv) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. The Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws within the 12 months preceding the origination of the existing Mortgage Loan. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940;

         xxv) The Mortgage Loan was underwritten in accordance with the underwriting standards of the Seller in effect at the time the Mortgage Loan was originated; and the Mortgage Note and Mortgage are on forms acceptable to FNMA and FHLMC;

         xxvi) The methodology used in underwriting the extension of credit for each Mortgage Loan does not rely solely on the equity in the collateral for determining approval of credit extension, but relies on additional factors such as the Mortgagor's income, assets liabilities and/or credit history. Such underwriting methodology confirmed that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan.

         xxvii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (x) above;

         xxviii) The Mortgage File contains an appraisal of the related Mortgaged Property which satisfied the standards of FNMA and FHLMC and was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of FNMA and FHLMC. Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;

         xxix) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         xxx) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

         xxxi) No Mortgage Loan was made in connection with (a) rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

         xxxii) The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

         xxxiii) With respect to any Mortgage Loan with an original Loan-to-Value Ratio greater than 80%, the Mortgage Loan will be insured by a Primary Insurance Policy, issued by a Qualified Insurer, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium. For loans in New York State, the appraisal will be used to determine the original Loan-to-Value. With respect to each Mortgage Loan for which the related Mortgage Loan
                  Schedule indicates there is a PMI Policy, the LTV of the Mortgage Loan either is not more than 80% or the excess over 75% of the Appraised Value is and will be insured as to payment defaults by a PMI Policy until the LTV of such Mortgage Loan is reduced to 80%. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith;

         xxxiv) The Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

         xxxv) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or, in the application of any insurance in relation to such Mortgage Loan; no predatory or deceptive lending practices, including, without limitation, the extension of credit without regard to the ability of the borrower to repay and the extension of credit which has no apparent benefit to the borrower, were employed in the origination of the Mortgage Loan.

         xxxvi) The Assignment of Mortgage, if required, is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

         xxxvii) Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority with respect to each Mortgage Loan which is indicated by the Seller to be a First Lien (as reflected on the Mortgage Loan Schedule), , by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC ;

         xxxviii) If the Residential Dwelling on the Mortgaged Property is a condominium unit, a unit in a planned unit development (other than a de minimis planned unit development), or a unit in a cooperative, such condominium, planned unit development, or cooperative project meets the eligibility requirements of HSBC

         xxxix) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

         xl) The Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor, to the Seller's knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law;

         xli) The Seller shall, at its own expense, cause each Mortgage Loan to be covered by a "life of loan" Tax Service Contract which is assignable to the Purchaser or its designee at no cost to the Purchaser or its designee; provided however, that if the Seller fails to purchase such Tax Service Contract, the Seller shall be required to reimburse the Purchaser for all costs and expenses incurred by the Purchaser in connection with the purchase of any such Tax Service Contract;

         xlii) Each Mortgage Loan is covered by a "life of loan" Flood Zone Service Contract which is assignable to the Purchaser or its designee at no cost to the Purchaser or its designee or, for each Mortgage Loan not covered by such Flood Zone Service Contract, the Seller agrees to purchase such Flood Zone Service Contract;

         xliii) None of the Adjustable Rate Mortgage Loans include an option to convert to a Fixed Rate Mortgage Loan;

         xliv) No selection procedures were used by the Seller that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans in the Seller's portfolio;

         xlv) The Loan-to-Value Ratio of any Mortgage Loan at origination was not more than 95% and the CLTV of any Mortgage Loan at origination was not more than 100%;

         xlvi)    Each Mortgage Loan constitutes a "qualified mortgage" under
                  Section 860G(a)(3)(A) of the Code and Treasury Regulation
                  Section 1.860G-2(a)(1);

         xlvii) No Mortgage Loan is subject to the provisions of the Homeownership and Equity Protection Act of 1994 or is considered a "high cost loan" under any other state, county or municipal laws or ordinances; None of the Mortgage Loans are classified as either: high cost, threshold, covered or predatory loans under any applicable federal, state, or local laws, or as defined by the applicable predatory and abusive lending laws. Each loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

         xlviii) No Mortgage Loan had an original term to maturity of more than thirty (30) year xlix) No Mortgagor was required to purchase single premium credit life insurance, disability insurance or similar insurance in connection with the origination of the Mortgage Loan; and No Mortgage Loans is a "High Cost Home Loan" within the meaning of the Georgia Fair Lending Act (the "Georgia Act"). With respect to any Mortgage Loan that is a "Covered Loan" within the meaning of the Georgia Act such Mortgage Loan complies with all material provisions of the Georgia Act. No mortgagor obtained a prepaid single premium credit insurance policy (e.g., life, disability, accident, unemployment, mortgage, or health insurance) in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan.


         l) The Seller has complied with all applicable anti-money laundering laws and regulations,including without limitation the USA Patriot Act of 2003, and the lawsand regulations administered by the U.S. Department of Treasury's Officeof Foreign Assets Control ("OFAC"), which prohibit dealings with certaincountries, territories, entities and individuals named in OFAC'sSanction Programs and on the Specially Designated Nationals and BlockedPersons List (collectively, the "Anti-Money Laundering Laws"). TheSeller has established an anti-money laundering compliance program tothe extent required by the Anti-Money Laundering Laws, has conducted therequisite due diligence in connection with the origination of eachMortgage Loan for purposes of the Anti-Money Laundering Laws, includingwith respect to the legitimacy of the applicable Mortgagor and theorigin of the assets used by the said Mortgagor to purchase the propertyin question, and maintains, and will maintain, sufficient information toidentify the applicable Mortgagor for purposes of the Anti-MoneyLaundering Laws.

         li) With respect to any Mortgage Loan which is a Texas Home Equity Loan, any and all requirements of Section 50, Article XVI of the Texas Constitution applicable to Texas HomeEquity Loans which were in effect at the time of the origination of the Mortgage Loan have been complied with. Specifically, without limiting the generality of the foregoing, any fees paid in connection with such Mortgage Loan in order for the Mortgagor to receive a reduced interest rate are not required to be included in the calculation of the aggregatefees pursuant to
                  Section 50(a)(6)(E) of the Texas Constitution;

         lii) No Mortgagor with respect to any Mortgage Loan originated on or after August 1, 2004 agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

         liii) The Prepayment Penalty Mortgage Loans. The penalty will be enforced as per HSBC guidelines and as per the Mortgage Note and will be payable to the Seller or the Purchaser as per the Commitment Letter.


                  Section 7.03 Remedies for Breach of Representations and Warranties.


                  It is understood and agreed that the representations and warranties set forth in Subsections 7.01 and 7.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or lack of examination of any Mortgage File. Upon discovery by the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.

                  Within 60 days of the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans, the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Subsection
7.01 and such breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Seller of such breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Seller at the Repurchase Price. The Seller shall, at the request of the Purchaser and assuming that the Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Qualified Substitute Mortgage Loan or Loans; provided that such substitution shall be effected not later than 120 days after the Closing Date. If the Seller has no Qualified Substitute Mortgage Loan, the Seller shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan(s) pursuant to the foregoing provisions of this Subsection 7.03 shall occur on a date designated by the Purchaser and shall be accomplished (i) by wire transfer of immediately available funds on the repurchase date to an account designated by the Initial Purchaser or (ii) as otherwise set forth in the related Commitment Letter.

                  At the time of repurchase of any deficient Mortgage Loan, the Purchaser and the Seller shall arrange for the reassignment of the repurchased Mortgage Loan to the Seller and the delivery to the Seller of any documents held by the Custodian relating to the repurchased Mortgage Loan. In the event the Repurchase Price is deposited in the Custodial Account, the Seller shall, simultaneously with such deposit, give written notice to the Purchaser that such deposit has taken place. Upon such repurchase the related Mortgage Loan Schedule shall be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

                  As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the Seller shall effect such substitution by delivering to the Purchaser for such Qualified Substitute Mortgage Loan or Loans the Mortgage Note, the Mortgage, the Assignment of Mortgage, unless such Mortgage Loan is a MOM Mortgage or has previously been assigned to MERS, and such other documents and agreements as are required by the Custodial Agreement, with the Mortgage Note endorsed as required therein. The Seller shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution will be retained by the Seller. For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan. The Seller shall give written notice to the Purchaser that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Subsections 7.01 and 7.02.

                  For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). An amount equal to the product of the amount of such shortfall multiplied by the Repurchase Price shall be distributed by the Seller in the month of substitution pursuant to the Servicing Addendum. Accordingly, on the date of such substitution, the Seller, as applicable, will deposit from its own funds into the Custodial Account an amount equal to such amount.

                  In addition to such cure, repurchase and substitution obligation, the Seller shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in this Section 7. It is understood and agreed that the obligations of the Seller set forth in this Subsection 7.03 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Subsection 7.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Subsections 7.01 or 7.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with the relevant provisions of this Agreement.

Subsection 7.04 Repurchase of Certain Mortgage Loans; Premium Recapture.

                  In the event that any Mortgage Loans prepay-in-full within 60 days following the related loan closing date, the Seller shall remit to the Purchaser (i) an amount equal to the product of (A) the excess of the related Purchase Price percentage over 100% and (B) the Stated Principal Balance of such prepaid Mortgage Loan as of the related Closing Date . In the event that any Mortgagor fails to make the first scheduled Monthly Payment due on such Mortgage Loan or due to Purchaser within the calendar month such payment is due, Seller shall repurchase such Mortgage Loan at the Repurchase Price.



Subsection 7.05. Representations of the Purchaser.

                  The Initial Purchaser hereby represents and warrants to the Seller, as of the date hereof and as of each Closing Date, that:

                  (i) The Initial Purchaser is Lehman Brothers Bank, FSB_ with full corporate power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. This Agreement has been duly authorized, executed and delivered by the Initial Purchaser acting through the New York branch. The Initial Purchaser had the full corporate power and authority to own the Mortgage loans and has the full corporate power authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of the Agreement.

                  (ii) The Initial Purchaser has duly authorized the execution, delivery and performance of the Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or by general principles of equity;

                  (iii) The execution, delivery and performance of this Agreement by the Initial Purchaser (x) does not conflict and will not conflict with, does not breach and will not result in a breach of and does not constitute and will not constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provision on the organizational documents of the Initial Purchaser, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Initial Purchaser is a party or by which the Initial Purchaser or any of its property is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Initial Purchaser or any of its property and (y) does not create or impose and will not result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loan;

                  (iv) No consent, approval, authorization or order of, registration or filing with, or notice on behalf of the Initial Purchaser to any governmental authority or court is required, under federal or the laws of the State of New York, for the execution, delivery and performance by the Initial Purchaser of, or compliance by the Initial Purchaser with, this Agreement or the consummation by the Initial Purchaser of any other transaction contemplated hereby;

                  (v) The Initial Purchaser is not in violation of, and the execution and delivery of this Agreement by the Initial Purchaser and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of New York court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Initial Purchaser or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Initial Purchaser or its assets or might have consequences that would materially and adversely affect the performance of its obligation and duties hereunder;

                  (vi) There are not actions or proceedings against, or investigations known to it of, the Initial Purchaser before any court, administrative or other tribunal (A) that might prohibit its entering into the Agreement, or (B) that might prohibit or materially and adversely affect the performance by the Initial Purchaser of its obligations under, or validity or enforceability of, this Agreement; and

                  (vii) There is no litigation currently pending or, to the best of the Initial Purchaser's knowledge without independent investigation, threatened against the Initial Purchaser that would reasonably be expected to adversely affect the execution, delivery, performance or enforceability of this Agreement, or that would result in a material adverse change in the financial condition of the Initial Purchaser.

                  SECTION 8. Closing. The closing for each Mortgage Loan Package shall take place on the related Closing Date. At the Purchaser's option, the closing shall be either by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

                  The closing for the Mortgage Loans to be purchased on each Closing Date shall be subject to each of the following conditions:

         i) all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the related Closing Date and no event shall have occurred which, with reasonable notice to the Seller or the passage of time, would constitute a default under this Agreement. The Seller represents to the Purchaser on the related Closing Date that it has not experienced any Material Adverse Change from the execution date of this Agreement. For the purpose of this Section, Material Adverse Change shall mean, (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Seller; (b) a material impairment of the ability of Seller to perform under the Agreement, the Servicing Addendum or any related agreements (the "Operative Agreements"); or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of any Operative Agreements against Seller;

         ii) the Initial Purchaser shall have received, or the Initial Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in Section 9, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

         iii) the Seller shall have delivered and released to the Custodian all documents required pursuant to the Custodial Agreement; and

         iv) all other terms and conditions of this Agreement shall have been complied with.

                  Subject to the foregoing conditions, the Initial Purchaser shall pay to the Seller on the related Closing Date the Purchase Price, plus accrued interest pursuant to Section 4, by wire transfer of immediately available funds to the account designated by the Seller.

                  SECTION 9. Closing Documents.

                  (a) On or before the Initial Closing Date, the Seller shall submit to the Initial Purchaser fully executed originals of the following documents:

                  1.    this Agreement, in four counterparts;

                  2. a Custodial Account Letter Agreement in the form attached as Exhibit 6 hereto;

                  3. as Escrow Account Letter Agreement in the form attached as Exhibit 7 hereto;

                  4. an Officer's Certificate, in the form of Exhibit 1 hereto, including all attachments thereto;

                  5.    an Opinion of Counsel to the Seller, in the form of
                        Exhibit 2 hereto;

                  6. the Seller's underwriting guidelines for each of the Seller's origination programs; and

                  7. an Assignment and Assumption by Purchaser to Seller of the Purchaser's rights as Servicer under the Custodial Agreement by and between Purchaser and US Bank N.A. (the "Custodian") dated as of September 1, 1999, with respect to the Mortgage Loans in this Purchase Transaction;

                  (b) The Closing Documents for the Mortgage Loans to be purchased on each Closing Date shall consist of fully executed originals of the following documents:

                  1.    the related Commitment Letter;

                  2. the related Mortgage Loan Schedule, one copy to be attached hereto and one copy to be attached to the Custodian's counterpart of the Custodial Agreement, as the Mortgage Loan Schedule thereto;

                  3. a Custodian's trust receipt and initial certification, as required under the Custodial Agreement, in a form acceptable to the Initial Purchaser;

                  4. a Security Release Certification, in the form of Exhibit 3 hereto executed by any Person, as requested by the Initial Purchaser, if any of the Mortgage Loans has at any time been subject to any security interest, pledge or hypothecation for the benefit of such Person;

                  5. a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name, if applicable; and

                  6. an Assignment and Conveyance in the form of Exhibit 4 hereto;

                  7. an Assignment and Assumption by Purchaser to Seller of the Purchaser's rights as Servicer under the Custodial Agreement by and between Purchaser and US Bank N.A. (the "Custodian") dated as of September 1, 1999, with respect to the Mortgage Loans in this Purchase Transaction;

                  SECTION 10. Costs. The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation recording fees, fees for title policy endorsements and continuations, fees for recording Assignments of Mortgage and the Seller's attorney's fees, shall be paid by the Seller.

                  SECTION 11. Seller's Servicing Obligations. The Seller, as independent contract servicer, shall service and administer the Mortgage Loans the Seller sold to the Purchaser on the related Closing Date during the Preliminary Servicing Period in accordance with the terms and provisions set forth in the Servicing Addendum attached as Exhibit 8, which Servicing Addendum is incorporated herein by reference.

                  SECTION 12. Removal of Mortgage Loans from Inclusion under this Agreement Upon a Whole Loan Transfer, Pass-Through Transfer or Agency Transfer on One or More Reconstitution Dates. The Seller and the Initial Purchaser agree that with respect to some or all of the Mortgage Loans, the Initial Purchaser may effect either:

                  1.    one or not more than three Whole Loan Transfers;

                  2.    and/or one or not more than three Pass-Through
                        Transfers.

                  3.    and/or One or not more than three Agency Transfers.

                   The Purchaser shall not effect in excess of three (3) Whole Loan Transfers, Pass-Through Transfers, or Agency Transfers, as the case may be with respect to any Loan Package. All notices of intent to exercise the option in Section 12 must be received by the Seller no less than 7 business days prior to each Whole Loan Transfer, Pass-Through Transfer, or Agency Transfer.

                  All notices of this nature should be sent via e-mail to:

                  Lori Miller/HSBC - Investor Accounting
                  E-mail address:  lori.miller@us.hsbc.com
                  Phone number:  716-651-6610

                  With respect to each Whole Loan Transfer, Pass-Through Transfer or Agency Transfer, as the case may be, entered into by the Initial Purchaser, the Seller agrees:

                  (1) to cooperate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures and with respect to the preparation (including, but not limited to, the endorsement, delivery, assignment, and execution) of the Mortgage Loan Documents and other related documents, and with respect to servicing requirements reasonably requested by the rating agencies and credit enhancers;

                  (2) to execute all Reconstitution Agreements, provided that each of the Seller and the Purchaser is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein. It is understood that any such Reconstitution Agreement will not contain any greater obligations of the part of the Seller than are contained in this Agreement.

                  (3) with respect to any Whole Loan Transfer, Pass-Through Transfer or Agency Transfer, the Seller shall restate the representations and warranties set forth in this Agreement regarding the Seller.

                  (4) to deliver to the Purchaser for inclusion in any prospectus or other offering material such publicly available information regarding the Seller, its financial condition and its mortgage loan delinquency, foreclosure and loss experience and any additional information requested by the Purchaser, and to deliver to the Purchaser any similar non-public, unaudited financial information, in which case the Purchaser shall bear the cost of having such information audited by certified public accountants if the Purchaser desires such an audit, or as is otherwise reasonably requested by the Purchaser and which the Seller is capable of providing without unreasonable effort or expense, and to indemnify the Purchaser and its affiliates for material misstatements or omissions contained (i) in such information and (ii) on the Mortgage Loan Schedule;

                  (5) to deliver to the Purchaser and to any Person designated by the Purchaser, at the Purchaser's expense, such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Seller pursuant to clause 4 above as shall be reasonably requested by the Purchaser;

                  (6) to deliver to the Purchaser, and to any Person designated by the Purchaser, such legal documents and in-house Opinions of Counsel as are customarily delivered by originators or servicers, as the case may be, and reasonably determined by the Purchaser to be necessary in connection with Whole Loan Transfers or Pass-Through Transfers, as the case may be, such in-house Opinions of Counsel for a Pass-Through Transfer to be in the form reasonably acceptable to the Purchaser, it being understood that the cost of any opinions of outside special counsel that may be required for a Whole Loan Transfer or Pass-Through Transfer, as the case may be, shall be the responsibility of the Purchaser;

                  (7) to negotiate and execute one or more subservicing agreements between the Seller and any master servicer which is generally considered to be a prudent master servicer in the secondary mortgage market, designated by the Purchaser in its sole discretion after consultation with the Seller and/or one or more custodial and servicing agreements among the Purchaser, the Seller and a third party custodian/trustee which is generally considered to be a prudent custodian/trustee in the secondary mortgage market designated by the Purchaser in its sole discretion after consultation with the Seller, in either case for the purpose of pooling the Mortgage Loans with other Mortgage Loans for resale or securitization;

                  (8) in connection with any securitization of any Mortgage Loans, to execute a pooling and servicing agreement, which pooling and servicing agreement may, at the Purchaser's direction, contain contractual provisions including, but not limited to, a 24-day certificate payment delay (54-day total payment delay), servicer advances of delinquent scheduled payments of principal and interest through liquidation (unless deemed non-recoverable) and prepayment interest shortfalls (to the extent of the monthly servicing fee payable thereto), servicing and mortgage loan representations and warranties which in form and substance conform to the representations and warranties in this Agreement and to secondary market standards for securities backed by mortgage loans similar to the Mortgage Loans and such provisions with regard to servicing responsibilities, investor reporting, segregation and deposit of principal and interest payments, custody of the Mortgage Loans, and other covenants as are required by the Purchaser and one or more nationally recognized rating agencies for "AAA" rated mortgage pass-through transactions which are "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984, unless otherwise mutually agreed. At the option of the Purchaser, the facilities of the Depository Trust Company ("DTC") may be used in connection with any class of security issued pursuant to any pooling agreement, subject only to the consent of the DTC. In addition, at the sole option of the Purchaser, any REMIC residual class issued pursuant to any pooling agreement may be transferred to the Seller. If the Purchaser deems it advisable at any time to pool the Mortgage Loans with other mortgage loans for the purpose of resale or securitization, the Seller agrees to execute one or more subservicing agreements between itself (as servicer) and a master servicer designated by the Purchaser at its sole discretion, and/or one or more servicing agreements among the Seller (as servicer), the Purchaser and a trustee designated by the Purchaser at its sole discretion, such agreements in each case incorporating terms and provisions substantially identical to those described in the immediately preceding paragraph; and

                  (9) to transfer the servicing rights to the Purchaser or its designee as described in Section 15 upon the direction of the Purchaser.

                  All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer, Pass-Through Transfer or Agency Transfer shall be subject to this Agreement and shall continue to be serviced for the remainder of the Preliminary Servicing Period in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

                  SECTION 13. The Seller.

                  Subsection 13.01. Additional Indemnification by the Seller.

                  In addition to the indemnification provided in Subsection 7.03, the Seller shall indemnify the Purchaser and hold the Purchaser harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Seller to perform its obligations under this Agreement including but not limited to its obligation to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 12.

                  Subsection 13.02. Merger or Consolidation of the Seller.

                  The Seller shall keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans, and to enable the Seller to perform its duties under this Agreement.

                  Any Person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans, shall be a FNMA or FHLMC approved seller/servicer and shall satisfy any requirements of Section 16 with respect to the qualifications of a successor to the Seller.

                  Subsection 13.03. Limitation on Liability of the Seller and Others.

                  Neither the Seller nor any of the officers, employees or agents of the Seller shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith in connection with the servicing of the Mortgage Loans pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Seller and any officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its obligation to sell or duty to service the Mortgage Loans in accordance with this Agreement and which in its opinion may result in its incurring any expenses or liability; provided, however, that the Seller may, with the consent of the Purchaser, undertake any such action which they may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser shall be liable, and the Seller shall be entitled to reimbursement therefor from the Purchaser upon written demand except when such expenses, costs and liabilities are subject to the Seller's indemnification under Subsections 7.03 or 13.01.

                  Subsection 13.04. Seller Not to Resign.

                  The Seller shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller and the Purchaser or upon the determination that its servicing duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Seller in which event the Seller may resign as servicer. Any such determination permitting the resignation of the Seller as servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser and which shall be provided at the cost of the Seller. No such resignation shall become effective until a successor shall have assumed the Seller's responsibilities and obligations hereunder in the manner provided in
Section 16.

                  Subsection 13.05. No Transfer of Servicing.

                  The Seller acknowledges that the Purchaser has acted in reliance upon the Seller's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section, the Seller shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Purchaser, which consent will not be unreasonably withheld. This provision shall not prevent Seller from delegating certain servicing functions to affiliates of Seller.

                  SECTION 14. DEFAULT.

                  Subsection 14.01. Events of Default.

                  In case one or more of the following Events of Default by the Seller shall occur and be continuing, that is to say:

                  (i) any failure by the Seller to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

                  (ii) failure on the part of the Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller set forth in this Agreement which continues unremedied for a period of thirty days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of thirty days; or

                  (iv) the Seller shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or of or relating to all or substantially all of its property; or

                  (v) the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (vi) failure by the Seller to be in compliance with the "doing business" or licensing laws of any jurisdiction where a Mortgaged Property is located; or

                  (vii) the Seller ceases to meet the qualifications of either a FNMA or FHLMC seller/servicer; or

                  (viii) the Seller attempts to assign its right to servicing compensation hereunder or the Seller attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Seller, may, in addition to whatever rights the Purchaser may have at law or in equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Seller as servicer under this Agreement. On or after the receipt by the Seller of such written notice, all authority and power of the Seller to service the Mortgage Loans under this Agreement shall on the date set forth in such notice pass to and be vested in the successor appointed pursuant to Section 16.

                  Subsection 14.02. Waiver of Defaults.

                  The Purchaser may waive any default by the Seller in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                  SECTION 15. Termination. The respective obligations and responsibilities of the Seller, as servicer, shall terminate upon the distribution to the Purchaser of the final payment or liquidation with respect to the last Mortgage Loan (or advances of same by the Seller) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder unless terminated with respect to all or a portion of the Mortgage Loans on an earlier date at the option of the Purchaser pursuant to this Section 15 or pursuant to Section 14. In the event that the Seller is terminated pursuant to this Section 15 without cause, the Purchaser shall pay to the Seller a termination fee in an amount equal to the product of the "Termination Percentage" below times the then outstanding aggregate principal balance of the Mortgage Loans for which servicing is being terminated.

                  For the purposes hereof, "Termination Percentage" with respect to any Mortgage Loan shall mean the following:



         Date of Termination                                                    Termination Percentage

         Prior to the third anniversary of the related Closing Date             2.0%

         On or following the third anniversary of the related                   1.5%

         Closing Date but prior to the fifth anniversary of the

         Related Closing Date.

         On or following the fifth anniversary of the related                   1.0%

         Closing Date.

Upon written request from the Purchaser in connection with any such termination, the Seller shall prepare, execute and deliver any and all documents and other instruments, place in the Purchaser's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Seller's sole expense. The Seller agrees to cooperate with the Purchaser and such successor in effecting the termination of the Seller's responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the related Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

                  SECTION 16. Successor to the Seller. Prior to termination of the Seller's responsibilities and duties under this Agreement pursuant to
Section 12, 14 or 15, the Purchaser shall (i) succeed to and assume all of the Seller's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Seller as servicer under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the reasonable compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Seller's duties, responsibilities and liabilities as servicer under this Agreement should be terminated pursuant to the aforementioned Sections, the Seller shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of the Purchaser or such successor. The termination of the Seller as servicer pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section 16 and shall in no event relieve the Seller of the representations and warranties made pursuant to Subsections 7.01 and 7.02 and the remedies available to the Purchaser under Subsection 7.03 or 7.04, it being understood and agreed that the provisions of such Subsections 7.01, 7.02, 7.03 and 7.04 shall be applicable to the Seller notwithstanding any such resignation or termination of the Seller, or the termination of this Agreement.

                  Any successor appointed as provided herein shall execute, acknowledge and deliver to the Seller and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Seller, with like effect as if originally named as a party to this Agreement provided, however, that such successor shall not assume, and the Seller shall indemnify such successor for, any and all liabilities arising out of the Seller's acts as servicer. Any termination of the Seller as servicer pursuant to Section 12, 14 or 15 shall not affect any claims that the Purchaser may have against the Seller arising prior to any such termination or resignation or remedies with respect to such claims.

                  The Seller shall timely deliver to the successor the funds in the related Custodial Account, REO Account and the related Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Seller shall account for all funds. The Seller shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller as servicer. The successor shall make arrangements as it may deem appropriate to reimburse the Seller for amounts the Seller actually expended as servicer pursuant to this Agreement which the successor is entitled to retain hereunder and which would otherwise have been recovered by the Seller pursuant to this Agreement but for the appointment of the successor servicer.

                  SECTION 17. Financial Statements. The Seller understands that in connection with the Purchaser's marketing of the Mortgage Loans, the Purchaser shall make available to prospective purchasers the Seller's financial statements for the most recently completed three fiscal years respecting which such statements are available. The Seller also shall make available any comparable interim statements to the extent any such statements have been prepared by the Seller (and are available upon request to members or stockholders of the Seller or the public at large). The Seller, if it has not already done so, agrees to furnish promptly to the Purchaser copies of the statements specified above. The Seller also shall make available information on its servicing performance with respect to mortgage loans serviced for others, including delinquency ratios.

                  The Seller also agrees to allow access to knowledgeable financial, accounting, origination and servicing officers of the Seller for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Seller, its loan origination or servicing practices or the financial statements of the Seller.

                  SECTION 18. Mandatory Delivery: Grant of Security Interest. The sale and delivery of each Mortgage Loan on or before the related Closing Date is mandatory from and after the date of the execution of the related Commitment Letter, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Initial Purchaser for the losses and damages incurred by the Initial Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of the Seller's failure to deliver each of the related Mortgage Loans or one or more Mortgage Loans otherwise acceptable to the Initial Purchaser on or before the related Closing Date. The Seller hereby grants to the Initial Purchaser a lien on and a continuing security interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Initial Purchaser subject to the Initial Purchaser's (i) right to reject any Mortgage Loan under the terms of this Agreement and the related Commitment Letter, and (ii) obligation to pay the related Purchase Price for the Mortgage Loans. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

                  SECTION 19. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

                  (i)   if to the Purchaser:

                        Lehman Brothers Bank, FSB

                        745 Seventh Avenue

                        New York, NY 10019

                        Attn: Hannah Kim

                  (ii)  if to the Seller:

                        HSBC Mortgage Corporation (USA)
                        2929 Walden Avenue
                        Depew, NY 14043
                        Attn:  Michael T. Stilb

                  (iii) if to MERS:

                        Attn:  Secretary
                        1595 Spring Hill Road, Suite 310
                        Vienna, VA 22182

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

                  SECTION 20. Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

                  SECTION 21. Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

                  SECTION 22. Governing Law. The Agreement shall be construed in accordance with the laws of the State of New York without regard to any conflicts of law provisions and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal law.

                  SECTION 23. Intention of the Parties. It is the intention of the parties that the Initial Purchaser is purchasing, and the Seller is selling, the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Initial Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which shall affect the Federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Initial Purchaser in the course of such review. In the event, for any reason, any transaction contemplated herein is construed by any court or regulatory authority as a borrowing rather than as a sale, the Seller and the Purchaser intend that the Purchaser or its assignee, as the case may be, shall have a perfected first priority security interest in the Mortgage Loans which may be held by MERS as the nominee for the Purchaser, the Custodial Account and the proceeds of any and all of the foregoing (collectively, the "Collateral"), free and clear of adverse claims. In such case, the Seller shall be deemed to have hereby granted to the Purchaser or its assignee, as the case may be, a first priority security interest in and lien upon the Collateral, free and clear of adverse claims. In such event, the related Commitment Letter and this Agreement shall constitute a security agreement, the Custodian shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to the Purchaser or its assignee, as the case may be, and the Purchaser or its assignee, as the case may be, shall have all of the rights of a secured party under applicable law.

                  SECTION 24. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective successors and assigns of the Seller and the Purchaser. The Purchaser may assign this Agreement to any Person to whom any Mortgage Loan is transferred whether pursuant to a sale or financing and to any Person to whom the servicing or master servicing of any Mortgage Loan is sold or transferred. Upon any such assignment, the Person to whom such assignment is made shall succeed to all rights and obligations of the Purchaser under this Agreement to the extent of the related Mortgage Loan or Mortgage Loans and this Agreement, to the extent of the related Mortgage Loan or Loans, shall be deemed to be a separate and distinct Agreement between the Seller and such Purchaser, and a separate and distinct Agreement between the Seller and each other Purchaser to the extent of the other related Mortgage Loan or Loans. In the event that this Agreement is assigned to any Person to whom the servicing or master servicing of any Mortgage Loan is sold or transferred, the rights and benefits under this agreement which inure to the Purchaser shall inure to the benefit of both the Person to whom such Mortgage Loan is transferred and the Person to whom the servicing or master servicing of the Mortgage Loan has been transferred; provided that, the right to require a Mortgage Loan to be repurchased by the Seller pursuant to Subsection 7.03 or 7.04 shall be retained solely by the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the consent of the Purchaser, which consent shall not be unreasonably withheld.

                  SECTION 25. Waivers. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

                  SECTION 26. Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

                  SECTION 27. Nonsolicitation. The Seller covenants and agrees that it shall not take any action to solicit the refinancing of any Mortgage Loan following the date hereof or provide information to any other entity to solicit the refinancing of any Mortgage Loan; provided that, the foregoing shall not preclude the Seller from engaging in solicitations to the general public by newspaper, radio, television or other media which are not directed toward the Mortgagors or from refinancing the Mortgage Loan of any Mortgagor who, without solicitation, contacts the Seller to request the refinancing of the related Mortgage Loan.

                  SECTION 28. General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                  (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                  (d) reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                  (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

                  (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

                  SECTION 29. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  SECTION 30. Further Agreements. The Seller and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

                            [Signature pages follow]

                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                             HSBC Mortgage Corporation (USA)
                                              (Seller)


                                             By:______________________________
                                             Name:    Michelle Dinardo
                                             Title:   Vice President


                                             Lehman Brothers Bank, FSB
                                             (Initial Purchaser)

                                             By:________________________________
                                             Name:    Jack E. Desens
                                             Title:    Vice President


                                             :

                                    EXHIBIT 1

                     FORM OF SELLER'S OFFICER'S CERTIFICATE

                  I, Michelle DiNardo, hereby certify that I am the duly elected First Vice President of HSBC Mortgage Corporation (USA)], a Delaware corporation (the "Seller"), and further certify, on behalf of the Seller as follows:

                  1. Attached hereto as Attachment I are a true and correct copy of the Certificate of Incorporation and by-laws of the Seller as are in full force and effect on the date hereof.

                  2. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

                  3. Each person who, as an officer or attorney-in-fact of the Seller, signed (a) the Master Mortgage Loan Purchase and Servicing Agreement (the "Purchase Agreement"), dated as of November 1, 2005 by and between the Seller and "Purchaser; (b) the Commitment Letter, dated October 11, 2005, between the Seller and the Purchaser (the "Commitment Letter"); and (c) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Purchase Agreement and the Commitment Letter was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

                  4. Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Seller on October 12, 2005 (the "Resolutions") with respect to the authorization and approval of the sale and servicing of the Mortgage Loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

                  5. Attached hereto as Attachment III is a Certificate of Good Standing of the Seller dated October 11, 2005. No event has occurred since October 11, 2005 which has affected the good standing of the Seller under the laws of the State of Delaware.

                  6. Attached hereto as Attachment IV is a copy of each license of the Seller to originate and sell the Mortgage Loans. No such licenses have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation.

                  7. All of the representations and warranties of the Seller contained in Subsections 7.01 and 7.02 of the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.

                  8. The Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the related Closing Date pursuant to the Purchase Agreement and the related Commitment Letter.

                  All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

                  IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated: __________________________

         [Seal]

                                           HSBC Mortgage Corporation (USA)
                                           (Seller)


                                           By___________________________________
                                           Name:Michelle DiNardo
                                           Title: First Vice President


                  I, Kathleen Mueller, Secretary of the Seller, hereby certify that Michelle DiNardo is the duly elected, qualified and acting Vice President of the Seller and that the signature appearing above is genuine.

                  IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:____________________________

         [Seal]


                                           HSBC Mortgage Corporation (USA)
                                           (Seller)

                                           By:__________________________________
                                           Name: Kathleen Mueller
                                           Title: [Assistant] Secretary

                                    EXHIBIT 2

                    FORM OF OPINION OF COUNSEL TO THE SELLER

                         ______________________________
                                     (DATE)

         Re:      Master Mortgage Loan Purchase and Servicing
                  Agreement, dated as of ________ __, 200_

Gentlemen:

                  I have acted as counsel to HSBC Mortgage Corporation (USA), a __Delaware_________ corporation (the "Seller"), in connection with the sale of certain mortgage loans by the Seller to (the "Purchaser") pursuant to (i) a Master Mortgage Loan Purchase and Servicing Agreement, dated as of ________ __, 200_, by and between the Seller and the Purchaser (the "Purchase Agreement"), [and the Commitment Letter, dated __________ __, 200_, between the Seller and the Purchaser (the "Commitment Letter")]. Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

                  In connection with rendering this opinion letter, I, or attorneys working under my direction, have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

                  A.    The Purchase Agreement;

                  B.    [The Commitment Letter;]

                  C. The Seller's Certificate of Incorporation and By-Laws, as amended to date; and D. Resolutions adopted by the board of directors of the Seller with specific reference to actions relating to the transactions covered by this opinion (the "Resolutions").

                  For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the Seller, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

                  On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein, I am of the opinion that:

                  1. The Seller has been duly incorporated and is validly existing and in good standing under the laws of the State of __________ with corporate power and authority to own its properties and conduct its business as presently conducted by it. The Seller has the corporate power and authority to service the Mortgage Loans, and to execute, deliver, and perform its obligations under the Purchase Agreement [and the Commitment Letter] (sometimes collectively, the "Agreements").

                  2. The Purchase Agreement [and the Commitment Letter] have been duly and validly authorized, executed and delivered by the Seller.

                  3. The Purchase Agreement [and the Commitment Letter] constitute valid, legal and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms.

                  4. No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by the Seller of the Purchase Agreement [and the Commitment Letter], or the consummation of the transactions contemplated by the Purchase Agreement [and the Commitment Letter], except for those consents, approvals, authorizations or orders which previously have been obtained.

                  5. Neither the servicing of the Mortgage Loans by the Seller as provided in the Purchase Agreement [and the Commitment Letter,] nor the fulfillment of the terms of or the consummation of any other transactions contemplated in the Purchase Agreement [and the Commitment Letter] will result in a breach of any term or provision of the certificate of incorporation or by-laws of the Seller, or, to the best of my knowledge, will conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Seller is a party or by which it is bound, (ii) any State of ____________ or federal statute or regulation applicable to the Seller, or (iii) any order of any State of ____________ or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller, except in any such case where the default, breach or violation would not have a material adverse effect on the Seller or its ability to perform its obligations under the Purchase Agreement.

                  6. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Seller which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the Purchase Agreement or which would be likely to impair materially the ability of the Seller to perform under the terms of the Purchase Agreement.

                  7. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Purchase Agreement is sufficient fully to transfer to the Purchaser all right, title and interest of the Seller thereto as noteholder and mortgagee.

                  8. The Assignments of Mortgage, if applicable, are in recordable form and upon completion will be acceptable for recording under the laws of the State of ___________. When endorsed, as provided in the [related custodial agreement], the Mortgage Notes will be duly endorsed under ______________ law.

                  The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

                  A. I have assumed that all parties to the Agreements other than the Seller have all requisite power and authority to execute, deliver and perform their respective obligations under each of the Agreements, and that the Agreements have been duly authorized by all necessary corporate action on the part of such parties, have been executed and delivered by such parties and constitute the legal, valid and binding obligations of such parties.

                  B. My opinion expressed in paragraphs 3 and 7 above is subject to the qualifications that (i) the enforceability of the Agreements may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Agreements and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to, limit or affect the enforcement of creditors' rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of (a) provisions for indemnification in the Agreements to the extent such provisions may be held to be unenforceable as contrary to public policy or (b) Section 18 of the Purchase Agreement.

                  C. I have assumed, without independent check or certification, that there are no agreements or understandings among the Seller, the Purchaser and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

                  I am admitted to practice in the State of ___________, and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of _________ and the Federal laws of the United States of America.

Very truly yours,

                                    EXHIBIT 3

                     FORM OF SECURITY RELEASE CERTIFICATION

                  I.       Release of Security Interest

                  ___________________________, hereby relinquishes any and all right, title and interest it may have in and to the Mortgage Loans described in Exhibit A attached hereto upon purchase thereof by (PURCHASER)from the Seller named below pursuant to that certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of _________ __, 200_, as of the date and time of receipt by ______________________________ of $__________ for such Mortgage Loans (the "Date and Time of Sale"), and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Seller named below or its designees as of the Date and Time of Sale.

Name and Address of Financial Institution

___________________________________
               (Name)

___________________________________
             (Address)

By:________________________________

                  II.      Certification of Release

                  The Seller named below hereby certifies to PURCHASER that, as of the Date and Time of Sale of the above mentioned Mortgage Loans to , the security interests in the Mortgage Loans released by the above named corporation comprise all security interests relating to or affecting any and all such Mortgage Loans. The Seller warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

                                                 HSBC Mortgage Corporation
                                                 Seller



                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                    EXHIBIT 4

                            ASSIGNMENT AND CONVEYANCE

                  On this _______ day of ________, 200_, [SELLER] (the
"Seller"), as Seller under that certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of _________ __, 200_ (the "Agreement"), does hereby sell, transfer, assign, set over and convey to as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Seller in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Schedule 1, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Subsection 6.03 of the Agreement, the Seller has delivered or shall deliver to the Custodian the Mortgage Loan Documents for each Mortgage Loan to be purchased and such other documents as set forth in the Custodial Agreement. The contents of each related Servicing File required to be retained by the Seller to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by the Seller for the benefit of the Purchaser as the owner thereof. The Seller's possession of any portion of each such Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by the Seller shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in such custodial capacity only.

                  The Seller confirms to the Purchaser that the representations and warranties set forth in Subsections 7.01 and 7.02 of the Agreement are true and correct as of the date hereof, and all attachments thereto remain complete, true and correct in all respects as of the date hereof, and that the Mortgage Loan information set forth on Schedule Two attached hereto is true and correct as of the date hereof.

                  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

                                             HSBC Mortgage Corporation
                                             (Seller)

                                             By:__________________________
                                             Name:________________________
                                             Title:_______________________

                                    EXHIBIT 5

                         CONTENTS OF EACH MORTGAGE FILE

                  With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and which shall be retained by the Seller or delivered to the
Custodian:

                  1.       Mortgage Loan Documents.

                  2.       Residential loan application.

                  3.       Mortgage Loan closing statement.

                  4. Verification of employment and income, if required pursuant to the related Mortgage Loan's origination program.

                  5. Verification of acceptable evidence of source and amount of downpayment, if required pursuant to the related Mortgage Loan's origination program.

                  6.       Credit report on Mortgagor.

                  7. Residential appraisal reporter applicable collateral assessment form as accepted by Fannie Mae and/or Freddie Mac.

                  8.       Photograph of the Mortgaged Property.

                  9.       Survey of the Mortgaged Property, if applicable

                  10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

                  11. All required disclosure statements and statement of Mortgagor confirming receipt thereof.

                  12. If available, termite report, structural engineer's report, water portability and septic certification.

                  13.      Sales Contract, if applicable.

                  14.      Hazard insurance policy.

                  15. Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

                  16.      Amortization schedule, if available.

                  17. Payment history for Mortgage Loans that have been closed for more than 90 days.

                                    EXHIBIT 6

                   FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

         ________________________ __, 200__

     To: __________________________________



                  (the "Depository")

                  As Seller under the Master Mortgage Loan Purchase and Servicing Agreement, dated as of _______ __, 200_, we hereby authorize and request you to establish an account, as a Custodial Account, to be designated as HSBC Mortgage Corporation (USA) in trust for __________."All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                           HSBC Mortgage Corporation (USA)
                                           (Seller)


                                           By:__________________________________

                                           Name:________________________________

                                           Title:_______________________________

                                           Date:________________________________

                  The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").

                                                        Depository

                                           By:__________________________________

                                           Name:________________________________

                                           Title:_______________________________

                                           Date:________________________________

                                    EXHIBIT 7

                     FORM OF ESCROW ACCOUNT LETTER AGREEMENT

                                                         ___________ __, 200__
To: _______________________________________


                  (the "Depository")

                  As Seller under the Master Mortgage Loan Purchase and Servicing Agreement, dated as of _______ __, 200_, we hereby authorize and request you to establish an account, as an Escrow Account, to be designated as HSBC Mortgage Corporation (USA) in trust for ________________________ and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                          HSBC Mortgage Corporation (USA)
                                          (Seller)


                                          By: __________________________________

                                          Name:_________________________________

                                          Title:________________________________

                                          Date:_________________________________

                  The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").

                                                            Depository

                                           By:__________________________________

                                           Name:________________________________

                                           Title:_______________________________

                                           Date:________________________________

                                    EXHIBIT 8

                               SERVICING ADDENDUM

         Subsection 11.01  Seller to Act as Servicer.

         The Seller, as independent contract servicer, shall service and administer the Mortgage Loans that the Seller sells to the Purchaser hereunder in accordance with this Agreement during the Preliminary Servicing Period and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable and consistent with the terms of this Agreement.

         Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser; provided, however, that the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment thereof or of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), make additional advances of additional principal or extend the final maturity date on such Mortgage Loan. Without limiting the generality of the foregoing, the Seller shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself, and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. If reasonably required by the Seller, the Purchaser shall furnish the Seller with any powers of attorney and other documents necessary or appropriate to enable the Seller to carry out its servicing and administrative duties under this Agreement.

         Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment in full or in part of a Mortgage Loan, the Seller may not waive any Prepayment Charge or portion thereof required by the terms of the related Mortgage Note unless (i) the Seller determines that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Charge, or (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or
(2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law. If the Seller waives or does not collect all or a portion of a Prepayment Charge relating to a Principal Prepayment in full due to any action or omission of the Seller, other than as provided above, the Seller shall deposit the amount of such Prepayment Charge (or such portion thereof as had been waived for deposit) into the Custodial Account for distribution in accordance with the terms of this Agreement.

         In servicing and administering the Mortgage Loans, the Seller shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of prudent lending institutions and the Purchaser's reliance on the Seller.

         Subsection 11.02  Collection of Mortgage Loan Payments.

         Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Seller shall proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy or LPMI Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Seller shall take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

         Subsection 11.03  Realization Upon Defaulted Mortgage Loans.

         (a) The Seller shall use its best efforts, consistent with the procedures that the Seller would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Subsection 11.01. The Seller shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Seller shall not be required to expend its own funds toward the restoration of such property in excess of $2,000 unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Seller through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Subsection 11.05. In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Seller shall take such action as it shall deem to be in the best interest of the Purchaser. In the event that any payment due under any Mortgage Loan remains delinquent for a period of 90 days or more, the Seller shall use Accepted Servicing Practices and refer to foreclosure by the 120th day of delinquency. The Seller will notify the Purchaser of foreclosure referrals on a monthly basis, after the initiation of foreclosure proceedings. When foreclosure sale is imminent, Seller shall obtain a property valuation and issue bidding instructions in accordance with Accepted Servicing Practices and consistent with methods used for the mortgage loans held for its own portfolio. In such connection, the Seller shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Subsection 11.05.

         (b) Notwithstanding the foregoing provisions of this Subsection 11.03, with respect to any Mortgage Loan as to which the Seller has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property the Seller shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property if, as a result of any such action, the Purchaser would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Seller has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                           (1) such Mortgaged Property is in compliance with
                  applicable environmental laws or, if not, that it would be in the best economic interest of the Purchaser to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

                           (2) there are no circumstances present at such
                  Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Purchaser to take such actions with respect to the affected Mortgaged Property.

         The cost of the environmental audit report contemplated by this Subsection 11.03 shall be advanced by the Seller, subject to the Seller's right to be reimbursed therefor from the Custodial Account as provided in Subsection 11.05(v).

         If the Seller determines, as described above, that it is in the best economic interest of the Purchaser to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Seller shall take such action as it deems to be in the best economic interest of the Purchaser. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Seller, subject to the Seller's right to be reimbursed therefor from the Custodial Account as provided in Subsection 11.05(v).

         (c) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Seller for any related unreimbursed Servicing Advances, pursuant to Subsection 11.05(iii); second, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Seller as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Seller pursuant to Subsection 11.05(iii).

         Subsection 11.04 Establishment of Custodial Accounts; Deposits in Custodial Accounts.

         The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts. The creation of any Custodial Account shall be evidenced by a Custodial Account Letter Agreement in the form of Exhibit 6.

         The Seller shall deposit in the related Custodial Account on a daily basis, and retain therein the following payments and collections received by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

                  (i) all payments on account of principal on the Mortgage
Loans;

                  (ii) all payments on account of interest on the Mortgage Loans, including all Prepayment Charges;

                  (iii) all Liquidation Proceeds;

                  (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Subsections 11.10 and 11.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Seller's normal servicing procedures, the loan documents or applicable law;

                  (v) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Seller's normal servicing procedures, the loan documents or applicable law;

                  (vi) all proceeds of any Mortgage Loan repurchased in accordance with Subsections 7.03 and 7.04 and all amounts required to be deposited by the Seller in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Subsection 7.03;

                  (vii) any amounts required to be deposited by the Seller pursuant to Subsection 11.11 in connection with the deductible clause in any blanket hazard insurance policy. Such deposit shall be made from the Seller's own funds, without reimbursement therefor;

                  (viii) any amounts required to be deposited by the Seller in connection with any REO Property pursuant to Subsection 11.13;

                  (ix) any amounts required to be deposited in the Custodial Account pursuant to Subsections 11.19 or 11.20;

                  (x) all Monthly Advances; and

                  (xi) with respect to each Principal Prepayment in full, an amount (to be paid by the Seller out of its own funds without reimbursement therefor) which, when added to all amounts allocable to interest received in connection with such Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Interest Rate, provided, however, that in no event shall the aggregate of deposits made by the Seller pursuant to this clause (xi) exceed the aggregate amount of the Seller's servicing compensation in the calendar month in which such deposits are required.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Subsection 11.21, need not be deposited by the Seller in the Custodial Account. Such Custodial Account shall be an Eligible Account. Any interest or earnings on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Seller and the Seller shall be entitled to retain and withdraw such interest from the related Custodial Account pursuant to Subsection 11.05(iii). The Seller shall give notice to the Purchaser of the location of the Custodial Account when established and prior to any change thereof.

         Subsection 11.05  Permitted Withdrawals From the Custodial Account.

         The Seller may, from time to time, withdraw from the related Custodial Account for the following purposes:

                  (i) to make distributions to the Purchaser in the amounts and in the manner provided for in Subsection 11.14;

                  (ii) to reimburse itself for unreimbursed Servicing Advances, the Seller's right to reimburse itself pursuant to this subclause (ii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Seller from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of such reimbursement, the Seller's right thereto shall be prior to the rights of the Purchaser, except that, where the Seller is required to repurchase a Mortgage Loan, pursuant to Subsection 7.03, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03 and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loans;

                  (iii) to pay to itself pursuant to Subsection 11.21 as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Distribution
Date), and (b) the Servicing Fee from that portion of any payment or recovery as to interest on a particular Mortgage Loan;

                  (iv) to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Subsection 7.03 all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined;

                  (v) to pay, or to reimburse the Seller for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Subsection 11.03(b), but only to the extent of amounts received in respect of the Mortgage Loans to which such expense is attributable;

                  (vi) to clear and terminate the Custodial Account on the termination of this Agreement;

                  (vii) to reimburse itself for Monthly Advances, the Seller's right to reimburse itself pursuant to this subclause (vii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fees) respecting which any such advance was made it being understood that, in the case of such reimbursement, the Seller's right thereto shall be prior to the rights of Purchaser, except that, where the Seller is required to repurchase a Mortgage Loan, pursuant to Subsection 7.03, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03, and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loans; and

                  (viii) to reimburse the Seller for any Monthly Advance previously made which the Seller has determined to be a Nonrecoverable Monthly Advance.

                  (ix) to reimburse the Seller for funds deposited in a custodial account in error.

         The Seller shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (ii) - ( ix) above. The Seller shall provide written notification in the form of an Officers' Certificate to the Purchaser, on or prior to the next succeeding Distribution Date, upon making any withdrawals from the Custodial Account pursuant to subclause (viii) above.

         Subsection 11.06 Establishment of Escrow Accounts; Deposits in Escrow Accounts.

         The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. The creation of any Escrow Account shall be evidenced by an Escrow Account Letter Agreement in the form of Exhibit 7.

         The Seller shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Seller shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Subsection 11.08. The Seller shall be entitled to retain any interest paid on funds deposited in the related Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Seller shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

         Subsection 11.07  Permitted Withdrawals From Escrow Account.

         Withdrawals from the related Escrow Account may be made by the Seller
(i) to effect timely payments of ground rents, taxes, assessments, water rates, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items, (ii) to reimburse the Seller for any Servicing Advance made by the Seller with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the related Custodial Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Seller, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, or (vii) to clear and terminate the Escrow Account on the termination of this Agreement.

         Subsection 11.08 Payment of Taxes, Insurance and Other Charges;
                          Maintenance of Primary Insurance Policies and LPMI Policies; Collections Thereunder.

         With respect to each Mortgage Loan, the Seller shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy and LPMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including insurance renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the related Escrow Account which shall have been estimated and accumulated by the Seller in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Seller shall determine that any such payments are made by the Mortgagor at the time they first become due. The Seller assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

         The Seller shall maintain in full force and effect, a Primary Insurance Policy, issued by a Qualified Insurer, with respect to each Mortgage Loan for which such coverage is required. Such coverage shall be maintained until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to that amount for which FNMA no longer requires such insurance to be maintained. The Seller will not cancel or refuse to renew any Primary Insurance Policy in effect on the related Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy or LPMI Policy for such cancelled or non- renewed policy is obtained from and maintained with a Qualified Insurer. The Seller shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy or LPMI Policy of any loss which, but for the actions of the Seller, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Subsection 11.19, the Seller shall promptly notify the insurer under the related Primary Insurance Policy or LPMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy or LPMI Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement Primary Insurance Policy as provided above.

         In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself, and the Purchaser, claims to the insurer under any Primary Insurance Policy or LPMI Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy or LPMI Policy respecting a defaulted Mortgage Loan. Pursuant to Subsection 11.04, any amounts collected by the Seller under any Primary Insurance Policy or LPMI Policy shall be deposited in the related Custodial Account, subject to withdrawal pursuant to Subsection 11.05.

         Subsection 11.09  Transfer of Accounts.

         The Seller may transfer the related Custodial Account or the related Escrow Account to a different depository institution from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be unreasonably withheld. In any case, the Custodial Account and Escrow Account shall be Eligible Accounts.

         Subsection 11.10  Maintenance of Hazard Insurance.

         The Seller shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or

(ii) the outstanding principal balance of the Mortgage Loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available, the Seller will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended. The Seller also shall maintain on any REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Mortgage Interest Rate and related Servicing Advances, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Pursuant to Subsection 11.04, any amounts collected by the Seller under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Seller's normal servicing procedures, shall be deposited in the related Custodial Account, subject to withdrawal pursuant to Subsection 11.05. Any cost incurred by the Seller in maintaining any such insurance shall not, for the purpose of calculating distributions to the Purchaser, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance need be required by the Seller of the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Seller, or upon request to the Purchaser, and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Seller. The Seller shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Seller shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating of A:VI or better in Best's Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

         Subsection 11.11  Maintenance of Mortgage Impairment Insurance Policy.

         In the event that the Seller shall obtain and maintain a mortgage impairment or blanket policy issued by an issuer that has a Best rating of A:VI insuring against hazard losses on all Mortgaged Properties securing the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Subsection 11.10 and otherwise complies with all other requirements of Subsection 11.10, the Seller shall conclusively be deemed to have satisfied its obligations as set forth in Subsection 11.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Seller shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Subsection 11.10, and there shall have been one or more losses which would have been covered by such policy, deposit in the related Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Seller agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days prior written notice to the Purchaser.

         Subsection 11.12  Fidelity Bond, Errors and Omissions Insurance.

         The Seller shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of FNMA or FHLMC on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Seller against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond shall also protect and insure the Seller against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Subsection 11.12 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve the Seller from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Seller's and Servicers' Guide. The Seller shall deliver to the Purchaser a certified true copy of the fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond or insurance policy shall in no event be terminated or materially modified without thirty days' prior written notice to the Purchaser.

         Subsection 11.13  Title, Management and Disposition of REO Property.

         In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the person designated by the Purchaser, or in the event such person is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Seller from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

         The Seller shall either itself or through an agent selected by the Seller, manage, conserve, protect and operate each REO Property (and may temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. If a REMIC election is or is to be made with respect to the arrangement under which the Mortgage Loans and any REO Property are held, the Seller shall manage, conserve, protect and operate each REO Property in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any "income from non permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code. The Seller shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. The Seller shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Seller to the Purchaser upon request. The Seller shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within two years after title has been taken to such REO Property, unless the Seller determines, and gives appropriate notice to the Purchaser, that a longer period is necessary for the orderly liquidation of such REO Property. Notwithstanding the foregoing, if a REMIC election is made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, such REO Property shall be disposed of within three years or such other period as may be permitted under Section 860G(a)(8) of the Code.

         With respect to each REO Property, the Seller shall segregate and hold all funds collected and received in connection with the operation of the REO Property separate and apart from its own funds or general assets and shall establish and maintain a separate REO Account for each REO Property in the form of a non interest bearing demand account, unless an Opinion of Counsel is obtained by the Seller to the effect that the classification as a grantor trust or REMIC for federal income tax purposes of the arrangement under which the Mortgage Loans and the REO Property is held will not be adversely affected by holding such funds in another manner. Each REO Account shall be established with the Seller or, with the prior consent of the Purchaser, with a commercial bank, a mutual savings bank or a savings association. The creation of any REO Account shall be evidenced by a letter agreement substantially in the form of the Custodial Account Letter Agreement attached as Exhibit 6 hereto. An original of such letter agreement shall be furnished to any Purchaser upon request.

         The Seller shall deposit or cause to be deposited, on a daily basis in each REO Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Subsection 11.10 hereof and the fees of any managing agent acting on behalf of the Seller. The Seller shall not be entitled to retain interest paid or other earnings, if any, on funds deposited in such REO Account. On or before each Determination Date, the Seller shall withdraw from each REO Account and deposit into the Custodial Account the net income from the REO Property on deposit in the REO Account.

          Each REO Disposition shall be carried out by the Seller at such price and upon such terms and conditions as the Seller deems to be in the best interest of the Purchaser r. If as of the date title to any REO Property was acquired by the Seller there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Seller, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Seller as provided above, shall be deposited in the REO Account and shall be transferred to the Custodial Account on the Determination Date in the month following receipt thereof for distribution on the succeeding Distribution Date in accordance with Subsection 11.14.

         Subsection 11.14  Distributions.

         On each Distribution Date, the Seller shall distribute to the Purchaser or its designee (A) (i) all amounts credited to the related Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the related Custodial Account pursuant to Subsection 11.05., plus (ii) all Monthly Advances, if any, which the Seller is obligated to distribute pursuant to Subsection 11.21; minus (B) (x) any amounts attributable to Principal Prepayments received after the last day of the Calendar month immediately preceding the related Distribution Date and (y) any amounts attributable to Monthly Prepayments collected but due on a Due Date or Dates subsequent to the preceding Determination Date.

         All distributions made to the Purchaser or its designee on each Distribution Date will be made to the Purchaser of record , and shall be based on the Mortgage Loans owned and held by the Purchaser as of the preceding Record Date. All remittances will be made by wire transfer of immediately available funds to the account of the Purchaser at a bank or other entity having appropriate facilities therefor.

         With respect to any remittance received by the Purchaser or its designee on or after the second Business Day following the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by JPMorgan Chase Bank, New York, New York, as its prime lending rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Seller to the Purchaser on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller.

         Subsection 11.15  Remittance Reports.

          No later than the fifth Business Day of each month, the Seller shall furnish to the Purchaser or its designee the monthly data in an acceptable electronic format via e-mail or paper, together with such other information with respect to the Loans as the Purchaser may reasonably require to allocate distributions made pursuant to this Agreement and provide appropriate statements with respect to such distribution.

         Subsection 11.16  Statements to the Purchaser.

         Upon Purchaser's request, the Seller shall forward to the Purchaser or its designee a statement prepared by the Seller setting forth the status of the Custodial Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Custodial Account of each category of deposit specified in Subsection 11.04 and each category of withdrawal specified in Subsection 11.05.

         The Seller shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to any Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Seller shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as any Purchaser may reasonably request from time to time.

         Subsection 11.17  Real Estate Owned Reports.

         The Seller shall furnish to the Purchaser a statement covering the Seller's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month, together with the operating statement, as the Purchaser shall reasonably request.

         Subsection 11.18  Liquidation Reports.

         Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Seller shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

         Subsection 11.19  Assumption Agreements.

         The Seller shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Seller shall not exercise any such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy or LPMI Policy, if any. If the Seller reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Seller shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Subsection 11.19, the Seller, with the prior written consent of the insurer under the Primary Insurance Policy or LPMI Policy, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

         In connection with any such assumption or substitution of liability, the Seller shall follow the underwriting practices and procedures of prudent mortgage lenders in the state in which the related Mortgaged Property is located. With respect to an assumption or substitution of liability, the Mortgage Interest Rate, the amount of the Monthly Payment, and the final maturity date of such Mortgage Note may not be changed. The Seller shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Seller for entering into an assumption or substitution of liability agreement in excess of 1% of the outstanding principal balance of the Mortgage Loan shall be deposited in the Custodial Account pursuant to Subsection 11.04.

         Notwithstanding the foregoing paragraphs of this Subsection or any other provision of this Agreement, the Seller shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Seller may be restricted by law from preventing, for any reason whatsoever. For purposes of this Subsection 11.19, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

         Subsection 11.20 Satisfaction of Mortgages and Release of Mortgage
Files.

         Upon the payment in full of any Mortgage Loan, or the receipt by the Seller of a notification that payment in full will be escrowed in a manner customary for such purposes, the Seller will immediately notify the Purchaser by a certification of a servicing officer of the Seller (a "Servicing Officer"), which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Subsection 11.04 have been or will be so deposited, and shall request execution of any document necessary to satisfy the Mortgage Loan and delivery to it of the portion of the Mortgage File held by the Purchaser or the Purchaser's designee. Upon receipt of such certification and request, the Purchaser, shall promptly release the related mortgage documents to the Seller and the Seller shall prepare and process any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Purchaser.

         In the event the Seller satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Seller, upon written demand, shall remit to the Purchaser the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Seller shall maintain the fidelity bond insuring the Seller against any loss they may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

         From time to time and as appropriate for the servicing of the Mortgage Loan, including for this purpose collection under any Primary Insurance Policy or LPMI Policy, the Purchaser shall, upon request of the Seller and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the requested portion of the Mortgage File held by the Purchaser to the Seller. Such servicing receipt shall obligate the Seller to return the related Mortgage documents to the Purchaser when the need therefor by the Seller no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Seller has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Purchaser to the Seller.

         Subsection 11.21  Servicing Compensation.

         As compensation for its services hereunder, the Seller shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amounts provided for as the Seller's Servicing Fee. Additional servicing compensation in the form of assumption fees, as provided in Subsection 11.19, and late payment charges or otherwise shall be retained by the Seller to the extent not required to be deposited in the Custodial Account. The Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

         Subsection 11.22  Notification of Adjustments.

         On each Adjustment Date, the Seller shall make interest rate adjustments for each Adjustable Rate Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note. The Seller shall execute and deliver the notices required by each Mortgage and Mortgage Note regarding interest rate adjustments. The Seller also shall provide timely notification to the Purchaser of all applicable data and information regarding such interest rate adjustments and the Seller's methods of implementing such interest rate adjustments. Upon the discovery by the Seller or the Purchaser that the Seller has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Seller shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor.

         Subsection 11.23  Statement as to Compliance.

         The Seller will deliver to the Purchaser not later than 90 days following the end of each fiscal year of the Seller, which as of each Closing Date ends on the last day in December in each calendar year, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Seller during the preceding year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans.

         Subsection 11.24  Independent Public Accountants' Servicing Report.

         Not later than 90 days following the end of each fiscal year of the Seller, the Seller at its expense shall cause a firm of independent public accountants (which may also render other services to the Seller) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser or its designee to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements (including the Mortgage Loans and this Agreement) substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report. Copies of such statement shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans.

         Subsection 11.25  Access to Certain Documentation.

         The Seller shall provide to the Office of Thrift Supervision, the FDIC and any other federal or state banking or insurance regulatory authority that may exercise authority over the Purchaser access to the documentation regarding the Mortgage Loans serviced by the Seller required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Seller. In addition, access to the documentation will be provided to the Purchaser and any Person identified to the Seller by the Purchaser without charge, upon reasonable request during normal business hours at the offices of the Seller.

         Subsection 11.26 Reports and Returns to be Filed by the Seller.

         The Seller shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

         Subsection 11.27  Servicing Transfer.

         At the end of the Preliminary Servicing Period, the Initial Purchaser, or its designee, shall assume all servicing responsibilities related to the Mortgage Loans and the Seller shall cease all servicing responsibilities related to the Mortgage Loans. During the Preliminary Servicing Period, the Seller shall, at its cost and expense, take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage Loans to the Initial Purchaser, or its designee. The Seller agrees to execute and deliver such instruments and take such actions as the Initial Purchaser, or its designee may, from time to time, reasonably request to carry out the servicing transfer.

         Subsection 11.28           Compliance with REMIC Provisions.

         If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Seller shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or
(ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Seller has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any.

         Subsection 11.29  Monthly Advances by the Seller.

                  (a) Not later than the close of business on the Business Day preceding each Distribution Date, the Seller shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Seller, whether or not deferred pursuant to Section 11.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, at the Mortgage Interest Rate net of the Servicing Fee, which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date.

                  The obligation of the Seller to make such Monthly Advances is mandatory, notwithstanding any other provision of this Agreement, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith; provided that, notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made hereunder by the Seller if such Monthly Advance would, if made, constitute a Nonrecoverable Monthly Advance. The determination by the Seller that it has made a Nonrecoverable Monthly Advance or that any proposed Monthly Advance, if made, would constitute a Nonrecoverable Monthly Advance, shall be evidenced by an Officers' Certificate delivered to the Purchaser.

                                    EXHIBIT 9

                            FORM OF COMMITMENT LETTER

                                 LEHMAN BROTHERS

                                                           As of [    ] , 200[ ]
HSBC Mortgage Corporation (USA)
2929 Walden Avenue
Depew, NY 14043

ATTENTION:        [ ]

RE:      PURCHASE PRICE AND TERMS LETTER ( 200[ ] - [ ])
         -----------------------------------------------

Dear [ ]:

Lehman Brothers Bank, FSB (the "Purchaser") hereby confirms its agreement to purchase and HSBC Mortgage Corporation (USA) (the "Seller") hereby confirms its agreement to sell, without recourse and on a mandatory delivery basis, certain [fixed] [adjustable] rate conventional [first] [second] lien mortgage loans (the "Mortgage Loans") on the terms and conditions set forth below (such transaction, the "Purchase Transaction"). The Mortgage Loans are being sold on a servicing retained basis. All capitalized terms not defined herein shall have the meaning assigned to them in the Master Mortgage Loan Purchase and Servicing Agreement (the "Agreement") dated as of November 1, 2005 by and between the Seller and Purchaser. The Purchaser has the right to assign all of its rights under the Purchase Price and Terms Letter, the Agreement, and/or any of the Mortgage Loans purchased under the Agreement to any affiliate of the Purchaser or third party. The Purchaser and the Seller hereby agree that this Purchase Price and Terms Letter shall serve as the Commitment Letter for the purposes of the Agreement.

1.       TERM OF THIS COMMITMENT:

         With respect to the Purchase Transaction, the Mortgage Loans shall be purchased by the Purchaser and sold by the Seller on [ ], 200[ ], (the "Closing Date") or such other date as shall be mutually agreed to by the parties. In the event that the Mortgage Loans are sold to the Purchaser on a date subsequent to the originally scheduled Closing Date specified herein (the "Scheduled Closing Date"), then for the time period commencing on the Scheduled Closing Date until the actual closing date, the Seller shall pay to the Purchaser an amount equal to the difference between the Mortgage Loan Remittance Rate (as defined herein ) on the Mortgage Loans and the Purchaser's internal cost of funds (such difference, the "Cost of Carry"), which Cost of Carry may be deducted by the Purchaser from the purchase proceeds paid to the Seller on the Closing Date.

2.       AGGREGATE AMOUNT OF MORTGAGE LOANS:

         The Mortgage Loans being sold shall have an aggregate unpaid principal balance as of [ ], 200[ ] (the "Cut-off Date") of approximately $[ ], with a delivery variance of minus [ ]%. In the event that the Seller delivers to the Purchaser an amount of Mortgage Loans which is less than the delivery amount (taking into account any permitted variance stated herein), then the Purchaser in its sole discretion, may impose a penalty/pair-off fee on the Seller. This penalty/pair-off fee will be in an amount sufficient to compensate the Purchaser for any loss which it might incur as a result of the Seller's failure to deliver the amount of Mortgage Loans required under the terms of this Purchase Transaction.

3.       PURCHASE PRICE:

         The Purchase Price for the Mortgage Loans shall be equal to [ ]% (the "Purchase Price Percentage") multiplied by the aggregate outstanding principal balance of the Mortgage Loans actually purchased, as of the Cut-off Date, after application of payments of principal and interest due on the Mortgage Loans whether or not such payments were received on or before the Cut-off Date, plus the accrued interest at the Mortgage Loan Remittance Rate (as defined herein) from the last paid installment date through the day prior to the Closing Date, inclusive. The weighted average of all mortgage interest rates (the "WAC") on the Mortgage Loans is [ ]%. On the Closing Date, should the WAC for the Mortgage Loans actually purchased vary from [ ]% the Purchase Price Percentage shall be adjusted based upon a Buyup ratio of [ ]:1 and a Buydown ratio of [ ]:1 (the "Adjusted Purchase Price Percentage"). The Adjusted Purchase Price for the Mortgage Loans shall be equal the Adjusted Purchase Price Percentage multiplied by the aggregate outstanding principal balance of the Mortgage Loans actually purchased, as of the Cut-off Date, after application of payments of principal and interest due on the Mortgage Loans whether or not such payments were received on or before the Cut-off Date, plus the accrued interest at the Mortgage Loan Remittance Rate (as defined herein) from the last paid installment date through the day prior to the Closing Date, inclusive.

         The Purchase Price or Adjusted Purchase Price shall be paid to the Seller in immediately available funds by wire transfer on the Closing Date.

4.       THE MORTGAGE LOANS:

         The Mortgage Loans have the approximate characteristics as set forth below on the closing date:

         a. PRODUCT TYPE: The Mortgage Loans being delivered shall be conventional [one family] residential [adjustable] [fixed] rate, [first] [second] lien Mortgage Loans with original terms of up to [ ] years.

         b. MAXIMUM ORIGINAL LOAN AMOUNT: The maximum original loan amount for the Mortgage Loans shall be $[ ].

         c. MINIMUM ORIGINAL LOAN AMOUNT: The minimum original loan amount for the Mortgage Loans shall be $[ ].

         d. AVERAGE ORIGINAL LOAN AMOUNT: The average original loan amount for the Mortgage Loans shall be $[ ].

         e. [INDEX: The Mortgage Loans being delivered shall be indexed to the [ ].]

         f. [PERIODIC AND LIFETIME CAPS: The Mortgage Loans being delivered shall have a weighted average initial periodic gross interest rate cap of [ ]% and a weighted average lifetime interest rate cap of [ ]% over the original Mortgage Interest Rate.]

         g. MORTGAGE INTEREST RATE: The Mortgage Interest Rate payable by the Mortgagor is as set forth in the related Mortgage Note. No Mortgage Loan shall have a Mortgage Interest Rate greater than [ ]%, nor less than [ ]%.

         h. MORTGAGE LOAN REMITTANCE RATE: The Mortgage Loan Remittance Rate shall be equal to the Mortgage Interest Rate or the WAC less the Servicing Fee as defined in Section 5 hereof.

         i. TERMS OF PAYMENT: The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears sufficient to amortize the Mortgage Loan fully by the stated maturity date over the term from commencement of amortization of not more than [ ] years. [Notwithstanding the aforementioned, with respect to the aggregate unpaid principal balance of the Mortgage Loans, [ ]% are Interest Only Mortgage Loans with interest only terms of [ ] years.] The Mortgage Loans being delivered will have a weighted average maturity ("WAM") of approximately [ ] months.

         h. UNDERWRITING STANDARDS: The Mortgage Loans were underwritten in accordance with the Seller's product guidelines (the "Product Guidelines").

         i. LOCATION: With respect to the aggregate unpaid principal balance of the Mortgage Loans, (i) [ ]% of the Mortgaged Properties securing the Mortgage Loans are located in [ ],
                  (ii) [ ]% of the Mortgaged Properties securing the Mortgage Loans are located in [ ], and (iii) no other one state contains more than [ ]% of the Mortgaged Properties securing the Mortgage Loans. Any Mortgage Loans with Mortgaged Properties located in the counties declared "Federal Disaster Area" on August 29, 2005 or later as a result of Hurricane Katrina, Hurricane Rita, or any other disaster events that occur prior to each of the Closing Dates (the "Storms") shall not be in damage or disrepair, either directly or indirectly, as a result of the Storms. The Purchaser reserves the right to conduct a review of 100% of the Mortgage Loan Files where the Mortgaged Property is located in states that have additional risk related to specific state predatory or high cost laws, rules or regulations.

         j. TYPE OF MORTGAGED PROPERTY: Each of the Mortgaged Properties will be located in the United States and shall consist of a single parcel of real property of which, with respect to the unpaid principal balance of the Mortgage Loans, (i) at least [ ]% are attached or detached one family residences; (ii) approximately [ ]% are units in two to four family residences;
                  (iii) approximately [ ]% are individual condominium units in a condominium project; and (iv) [ ]% are planned unit developments ("PUDs"). Any unit in a PUD or condominium project shall conform with the Product Guidelines regarding such dwellings. No residence or dwelling is a mobile home or manufactured housing and no Mortgaged Property may be used for commercial purposes.

         k. OWNER OCCUPANCY: With respect to the aggregate unpaid principal balance of the Mortgage Loans at the time of origination, (i) [ ]% are owner-occupied primary residences;
                  (ii) no more than [ ]% are investment properties; and (iii) no more than [ ]% are second homes.

         l. LOAN-TO-VALUE RATIO: No Mortgage Loans had at origination a loan-to-value ratio in excess of [ ]%. The weighted average loan-to-value ratio with respect to all of the Mortgage Loans was not greater than [ ]% at origination. For purchase money Mortgage Loans, the LTV shall be calculated using the lower of the appraised value or the purchase price. In addition no Mortgage Loans have a combined loan-to-value ("CLTV") ratio greater than [ ]% and all CLTV balance information, to the extent applicable, will be available prior to the Closing Date. The weighted average CLTV ratio with respect to all of the Mortgage Loans was not greater than [ ]% at origination.

         m. PURPOSE TYPE: With respect to the aggregate unpaid principal balance of the Mortgage Loans: (i) [ ]% were purchase money mortgage loans; (ii) [ ]% were cash out refinance loans; and
                  (iii) [ ]% were rate term refinance mortgage loans. All cash-out refinance and debt consolidation loans will be accurately identified as such on the Mortgage Loan Schedule as set forth in Section 9.

         n. DOCUMENTATION: With respect to the aggregate unpaid principal balance of the Mortgage Loans, approximately (i) [ ]% will have full documentation, (iii) not more than [ ]% will be stated documentation; and (iii) not more than [ ]% will be no documentation.

         o. CREDIT SCORES: With respect to the aggregate unpaid principal balance of all the Mortgage Loans, the weighted average credit score of the borrower shall be [ ]. No Mortgage Loan will have a credit score of less than [ ].

         p. DELINQUENCIES: All Mortgage Loans will be paid up to [ ], and no Mortgage Loan was delinquent 30 days or more historically.

         q. TAX/FLOOD INSURANCE CONTRACTS: Each Mortgage Loan shall have a tax service contract and if applicable a flood insurance contract which shall have a term of the life of the Mortgage Loan as further stated in the Agreement.

5.       SERVICING:

         The Mortgage Loans shall be serviced by the Seller pursuant to the terms of the Agreement or any Reconstitution Agreement (as defined in Section 19) as the case may be. The Seller shall be obligated to remit scheduled payments of principal and interest, whether or not such payments have been collected, at the Mortgage Loan Remittance Rate on each Mortgage Loan to the Purchaser on the 18th day of each month, or if such day is not a business day then the next occurring business day.

         Remittance reports should be submitted to the Purchaser or its designee by no later than the 5th business day of the month of the related remittance. The Seller shall be responsible for making all customary servicing advances required on the Mortgage Loans (i.e. insurance and escrow advances). The Seller shall be obligated to continue to make principal and interest advances on the Mortgage Loans through liquidation of any related Mortgage Loan. In connection with any prepayments in full, the Seller shall contribute from its own funds, to the extent that such contributions do not exceed the Servicing Fee (as defined herein), payable to the Seller for such prior month, any shortfall in the interest component thereof such that one month's interest shall be deposited to the Custodial Account as defined in the Agreement.

         The Seller shall be entitled to receive a monthly servicing fee (the "Servicing Fee") from the interest actually collected on the Mortgage Loans. The Servicing Fee shall be [ ]% per annum for the Mortgage Loans. The Mortgage Loan Remittance Rate for each Mortgage Loan shall be equal to Mortgage Interest Rate on each Mortgage Loan less the Servicing Fee. The Seller will indemnify the Purchaser for any servicing errors or omissions which occurred on the Mortgage Loans from the origination date of each Mortgage Loan.

         The Purchaser has designated Aurora Loan Services LLC (formerly doing business as Aurora Loan Services Inc.) ("Aurora") as its master servicer for the Mortgage Loans being sold by Seller and purchased by the Purchaser under this Purchase Transaction. In its capacity as the Purchaser's master servicer, the Purchaser has empowered and given the authority to Aurora to conduct and administer certain servicing and pool administration activities of the Seller on the Purchaser's behalf. The Seller shall provide all monthly report and remittance to Aurora as stated further in the Agreement. This interaction between Aurora and the Seller will occur when Aurora deals with the Seller in its capacity as servicer of the Mortgage Loans in this Purchase Transaction.

         The Agreement shall set forth representations and warranties with respect to the Mortgage Loans and shall require the Seller to repurchase any Mortgage Loan to which a material breach of a representation or warranty is discovered and cannot be cured, and which breach materially and adversely affects the value of such Mortgage Loan. The price for such repurchase if a breach of a representation or warranty is discovered shall be equal (A) during the first three months following the related Closing Date (i) the Purchase Price percentage used to calculate the Purchase Price, as stated in the related Commitment Letter, times the Stated Principal Balance of the Mortgage Loan so repurchased plus (ii) accrued interest at the Mortgage Loan Remittance Rate thereon to the last day of the month that such repurchase occurs, and (B) thereafter (i) the Stated Principal Balance of the Mortgage Loan so repurchased, plus (ii) accrued interest Mortgage Loan Remittance Rate thereon to the last day of the month such repurchase occurs ("Repurchase Price").

6.       FIRST PAYMENT DEFAULT:

         In the event that a Mortgage Loan does not make its monthly payment within 30 days in which the first payment is due to the Purchaser such Mortgage Loan will be classified as a first payment default ("First Payment Default"). Seller agrees to repurchase those First Payment Default Mortgage Loans at the Repurchase Price within twenty (20) days of the first payment default.

7.       PREPAID MORTGAGE LOANS:

         If a Mortgage Loan prepays in full between the Cut-off Date and the Closing Date, inclusive, the Seller shall either remove such Mortgage Loan from the Mortgage Loan Schedule or reimburse the Purchaser for the premium over par and any accrued interest which the Purchaser paid within 3 days of the Closing Date. For any Mortgage Loan that prepays in full up to 60 days after the Closing Date, the Seller shall reimburse the Purchaser for the premium over par which the Purchaser paid.

8.       DELIVERY OF MORTGAGE LOAN DOCUMENTS:

         At least five (5) business days prior to the Closing Date, all Mortgage Loan Documents, as set forth in Exhibit A, will be transferred to the Purchaser's document Custodian (as defined herein), chosen by the Purchaser, and held by the Custodian prior to the Closing Date under a bailee agreement. After the Closing Date, the Mortgage Loans will be held pursuant to a custodial agreement (the "Custodial Agreement"). The Purchaser shall be responsible for paying all expenses of the Custodian in connection with the Custodian's initial certification (the "Initial Certification") on the Mortgage Loan Documents as well as all on-going fees of the Custodian. The Purchaser is under no obligation to purchase any Mortgage Loan for which there is incomplete or missing documentation material to the enforceability of the Mortgage Loan. The Note for each Mortgage Loan shall be endorsed in blank, and the Assignment of Mortgage will be executed in blank, unless designated otherwise by the Purchaser.

  9. MORTGAGE LOAN SCHEDULE:

         At least two (2) business days prior to the Closing Date, the Seller shall forward a final mortgage loan schedule to the Purchaser setting forth all of the Mortgage Loans to be purchased pursuant to the terms of this Purchase Price and Terms Letter. The information to be included in the final Mortgage Loan Schedule is as set forth in Exhibit B annexed hereto. The Seller will furnish the Purchaser with all the information and data set forth on the Mortgage Loan Schedule attached as Exhibit B hereto, which information and data is required by the Purchaser in its ordinary course of business and by any rating agency or investor in connection with the Purchaser's reconstitution of the Mortgage Loans in the secondary market. To the extent that Seller is either unable or unwilling to provide such data prior to the Closing Date (the "Missing Data"), then the Purchaser shall deduct from the Purchase Price proceeds, the estimated costs that the Purchaser will incur in connection with the Purchaser or its designee obtaining the Missing Data. Notwithstanding the fact that the Purchaser obtains the Missing Data, the Seller will be responsible for making the representation as to the accuracy of such Missing Data as if the Seller had furnished such Missing Data to the Purchaser directly.

10.      REVIEW OF LOAN FILES:

         Purchaser reserves the right to conduct a 100% review of the Mortgage Loan Files to be purchased, with the results of such due diligence review to be communicated to the Seller prior to the Closing Date. In addition, the Purchaser is entitled to obtain BPO's on the Mortgaged Properties. The Purchaser, in its sole discretion, reserves the right to reject any Mortgage Loan from this Purchase Transaction which does not conform to either the Seller's underwriting guidelines or prudent secondary market underwriting standards for similar mortgage loans, or on which the property valuation obtained by the Purchaser has a value decline of greater than 15% from the lesser of the original appraised value of the Mortgaged Property or the purchase price of the Mortgaged Property at the time of the origination of the related Mortgage Loan. The Purchaser reserves the right to conduct such due diligence reviews and property valuations and require a Seller repurchase of any Mortgage Loans with either due diligence or property value issues for a period of up to 30 days after the Closing Date. Any review performed by the Purchaser prior to or after the Closing Date does not limit Purchaser's rights or Seller's obligations under the Agreement.

         The Seller shall make available all credit files in order for the Purchaser to complete a full data verification review, which includes but is not limited to capturing all CRA/HMDA required data fields.

11.      CLOSING:

         The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. At the Purchaser's option, the closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree or conducted in person, at such place as the parties shall agree.

         The closing shall be subject to each of the following conditions:

         a) the Seller and the Purchaser shall have executed and delivered all Closing Documents as specified in Section 12 of this Purchase Price and Terms Letter, duly executed by all signatories as required pursuant to the respective terms thereof;

         b) the Seller shall have received the Purchase Price or Adjusted Purchase Price, as the case may be, on the Closing Date plus accrued interest at the Mortgage Loan Remittance Rate pursuant to Section 3 of this Purchase Price and Terms Letter, by wire transfer of immediately available federal funds to the account designated by the Seller;

         c) all other terms and conditions of this Purchase Price and Terms Letter shall have been complied with (unless mutually waived by the Seller and the Purchaser).

12.      CLOSING DOCUMENTS:

         The Closing Documents shall consist of the following documents:

         a.       this Purchase Price and Terms Letter dated as of [ ], 200[ ];

         b. [the executed Agreement between Seller and Purchaser dated as of the Closing Date, including all Exhibits;]

         c. an original Assignment and Conveyance with an attached Mortgage Loan Schedule dated as of the Closing Date;

         d. an Assignment and Assumption by Purchaser to Seller of the Purchaser's rights as Servicer under the Custodial Agreement by and between Purchaser and [ ] (the "Custodian") dated as of [ ], with respect to the Mortgage Loans in this Purchase Transaction;

         e. [the Custodial Account Certification or Custodial Account Letter Agreement, as required under the Agreement;]

         f. [the Escrow Account Certification or Escrow Account Letter Agreement, as required under the Agreement;]

         g. [an Officer's Certificate for the Seller, including all attachments, thereto;]

         h. [an Opinion of Counsel of the Seller, in a form acceptable to the Purchaser;]

         i. the Initial Certification of the Custodian regarding the Mortgage Loans;

         j. Security Release Certifications, if applicable, executed by any other Person, as requested by Purchaser, if any of the Mortgage Loans have at any time been subject to a security interest, pledge or hypothecation for the benefit of such person; and

         k. such other documents as may be reasonably required under the terms of this Purchase Transaction.

13.      COSTS:

         The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys. The Seller shall pay for the physical delivery of the Mortgage Loan Documents to a location designated by the Purchaser, and all the costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including fees for title policy endorsements and continuations. All fees associated with the preparation of the Assignment of Mortgage for recordation, as well as all costs for recording the Assignment of Mortgage from the Seller to the Purchaser or Purchaser's designee shall be paid by the Seller. Purchaser shall pay any and all fees, costs and expenses of the document Custodian. With respect to each Mortgage Loan for which MERS is not the last named mortgagee of record on the Mortgage, the Purchaser shall deduct from the purchase price proceeds an amount equal to $25 per Mortgage Loan to pay for the recordation of Assignments of Mortgage on the Closing Date. On any MERS Mortgage Loans, the Seller will pay any costs associated with the transfer of the beneficial owner's name to that of the Purchaser.

14.      CONFIDENTIAL INFORMATION:

         The Seller and Purchaser shall keep confidential and shall not divulge to any party, without the other parties written consent, the price paid by the Purchaser for the Mortgage Loans, except to the extent that it is appropriate for the Seller or Purchaser to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies.

15.      NOTICES:

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address shown on the first page hereof, or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

16.      FURTHER AGREEMENTS:

         The Seller and the Purchaser each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Purchase Price and Terms Letter, or the Agreement. The Purchaser shall have the right to verify the information in this Purchase Price and Terms Letter, to review the Mortgage Loan legal and credit files (as outlined in Section 8) and to make site inspections.

17.      RECONSTITUTION:

         The Purchaser may (i) sell the Mortgage Loans to whole loan purchasers ("Whole Loan Transfers"), (ii) exchange the Mortgage Loans for agency securities ("Agency Transfers"), or (iii) convey the Mortgage Loans to securitized trust structures ("Pass-Through Transfers"). The Purchaser shall not reconstitute more than three (3) Whole Loan Transfers, Pass-Through Transfers, or Agency Transfers, as the case may be with respect to the Mortgage Loans purchased in this Purchase Transaction. In the event that the Purchaser sells certain Mortgage Loans into Pass-Through Transfers or Agency Transfers, the Seller agrees to reasonably cooperate with the Purchaser in reviewing and adhering to the terms of any agreements which might be required as part of Agency Transfers or Pass-Through Transfers provided that the servicing provisions of any such agreements are substantially the same as the servicing provisions outlined in the Agreement.

         The Seller shall cooperate with the Purchaser in connection with any Whole Loan Transfer, Pass-Through Transfer or Agency Transfer pursuant to this Section. Upon any reconstitution, the Seller agrees to service the Mortgage Loans on a scheduled/scheduled basis with advancing through liquidation of the Mortgaged Property on the related Mortgage Loan and a remittance on the 18th day of the month, or if such day is not a business day then the next occurring business day. In connection with any prepayments, the Seller shall contribute from its own funds, to the extent that such contributions do not exceed the Servicing Fee, payable to the Seller for such prior month, any shortfall in the interest component thereof such that one month's interest shall be deposited in the Custodial Account as defined in the Agreement.

         All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer, Pass-Through Transfer or Agency Transfer shall continue to be serviced in accordance with the terms of the Agreement and with respect thereto, the Agreement shall remain in full force and effect.

Kindly acknowledge receipt of this confirmation by signing and returning the enclosed Purchase Price and Terms Letter to Hannah Kim by no later than [ ], 200[ ]. Your failure to return a countersigned duplicate of this letter to us within the time indicated shall give us the right, at our sole discretion, to declare the oral agreement confirmed hereby null and void.

                                            Very truly yours,
                                            LEHMAN BROTHERS BANK, FSB




                                            By:  ____________________________
                                            Name: Jack E. Desens
                                            Title:   Vice President

Accepted and Agreed:

HSBC MORTGAGE CORPORATION (USA)
By:      __________________________

Name:    __________________________

Title:   __________________________

Date:      ________________________

                                    EXHIBIT A

                             Mortgage Loan Documents

         1. the original Mortgage Note bearing all intervening endorsements necessary to show a complete chain of endorsements from the original payee to the Seller, endorsed in blank, "Pay to the order of _____________, without recourse", and, if previously endorsed, signed in the name of the last endorsee by a duly qualified officer of the last endorsee. If the Mortgage Loan was acquired by the last endorsee in a merger, the endorsement must be by "[name of last endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by "[name of last endorsee], formerly known as [previous name]";

          If the Seller uses facsimile signatures to endorse Mortgage Notes, the Seller must provide in an Officer's Certificate that the endorsement is valid and enforceable in the jurisdiction(s) in which the Mortgaged Properties are located and must retain in its corporate records the following specific documentation authorizing the use of facsimile signatures: (i) a resolution from its board of directors authorizing specific officers to use facsimile signatures; stating that facsimile signatures will be a valid and binding act on the Seller's part; and authorizing the Seller's corporate secretary to certify the validity of the resolution, the names of the officers authorized to execute documents by using facsimile signatures, and the authenticity of specimen forms of facsimile signatures; (ii) the corporate secretary's certification of the authenticity and validity of the board of directors' resolution; and (iii) a notarized "certification of facsimile signature," which includes both the facsimile and the original signatures of the signing officer(s) and each officer's certification that the facsimile is a true and correct copy of his or her original signature.

         2. the certified true copy of the Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording unless the Mortgage Loan is a MOM Mortgage or has been previously assigned to MERS. The Mortgage shall be assigned, with assignee's name left blank. If the Mortgage Loan was acquired by the last assignee in a merger, the Assignment of Mortgage must be made by "[name of last assignee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the last assignee while doing business under another name, the Assignment of Mortgage must be by "[name of last assignee], formerly known as [previous name]";

         3. the certified true copy of any guarantee executed in connection with the Mortgage Note, if any;

         4. the certified true copy of the Mortgage with evidence of recording thereon or, if the original Mortgage with evidence of recording thereon has not been returned by the public recording office where such Mortgage has been delivered for recordation or such Mortgage has been lost or such public recording office retains the original recorded Mortgage, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, a Certificate insuring the Mortgage stating that such Mortgage has been delivered to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof and (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage with the recording information thereon certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

         5. the certified true copies of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, if any;

         6. the certified true copies of all intervening assignments of mortgage with evidence of recording thereon evidencing a complete chain of ownership from the originator of the Mortgage Loan to the last assignee, or if any such intervening assignment of mortgage has not been returned from the applicable public recording office or has been lost or if such public recording office retains the original recorded intervening assignments of mortgage, a photocopy of such intervening assignment of mortgage, together with (i) in the case of a delay caused by the public recording office, a Certificate insuring the Mortgage stating that such intervening assignment of mortgage has been delivered to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the party delivering the Officer's Certificate or by the Seller; or (ii) in the case of an intervening assignment of mortgage where a public recording office retains the original recorded intervening assignment of mortgage or in the case where an intervening assignment of mortgage is lost after recordation in a public recording office, a copy of such intervening assignment of mortgage with recording information thereon certified by such public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage;

         7. if the Mortgage Note, the Mortgage, any Assignment of Mortgage, or any other related document has been signed by a Person on behalf of the Mortgagor, a photocopy of the power of attorney or other instrument that authorized and empowered such Person to sign;

         8. the certified true copy of the lender's title insurance policy in the form of an ALTA mortgage title insurance policy, containing each of the endorsements required by FNMA and insuring the Purchaser and its successors and assigns as to the first or second priority lien of the Mortgage in the original principal amount of the Mortgage Loan or, if the original lender's title insurance policy has not been issued, the irrevocable commitment to issue the same; and

         9. the certified true copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any.

                                    EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

(1)      the Seller's Mortgage Loan identifying number;

(2)      the Mortgagor's and Co-Mortgagor's (if applicable) names;

(3) the street address of the Mortgaged Property, including the city, state, zip code, county, lot number, block number and section number;

(4) a code indicating whether the Mortgaged Property is a single family residence, a 2 family dwelling, a 3-4 family dwelling, a manufactured home, a PUD, a townhouse, a unit in a condominium project, a co-operative, a mixed-use property, land, or a non-residential property;

(5) a code indicating the loan is a fixed rate or adjustable rate Mortgage Loan (to be provided in accordance with Standard and Poor's loan type requirements-Field 14);

(6) Product Description (to be provided in accordance with Standard and Poor's description categories-Field 7);

(7)      a code indicating the lien status of the Mortgage Loan;

(8) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule;

(9)      the Loan to Value Ratio at origination;

(10)     the combined Loan to Value Ratio at origination;

(11)     the Mortgage Interest Rate as of the Cut-off Date;

(12)     the Payment and Rate Adjustment Frequencies (if applicable);

(13)     the Index (if applicable);

(14)     the initial Interest Rate Adjustment Date (if applicable);

(15)     the initial Payment Adjustment Date (if applicable);

(16)     the next Interest Rate Adjustment Date (if applicable);

(17)     the next Payment Adjustment Date (if applicable);

(18)     the Gross Margin (if applicable);

(19) the minimum Mortgage Interest Rate under the terms of the Mortgage Note (if applicable);

(20)     Mortgage Interest Rate adjustment frequencies (if applicable);

(21) the maximum Mortgage Interest Rate under the terms of the Mortgage Note (if applicable);

(22) the Mortgage Interest Rate adjustment cap at the initial Interest Rate Adjustment Date (if applicable);

(23) the Mortgage Interest Rate adjustment cap at all subsequent Interest Rate Adjustment Dates (if applicable);

(24)     the Lifetime Mortgage Interest Rate Cap (if applicable);

(25) the rounding provisions under the terms of the Mortgage Note (if applicable);

(26) the lookback provisions (#of days) under the terms of the Mortgage Note (if applicable);

(27)     negative amortization indicator and limit;

(28)     the date on which the first payment is due;

(29)     the original term of the Mortgage Loan;

(30)     the stated maturity date;

(31)     the amount of the Monthly Payment;

(32)     the Annual Payment Cap expressed as a percentage (for Arms only);

(33)     the next due date as of the Cut-off Date;

(34)     the original principal amount of the Mortgage Loan;

(35)     the Senior and Subordinate balances (if applicable);

(36)     the closing date of the Mortgage Loan;

(37) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date; after deduction of payments of principal actually received on or before the Cut-off Date;

(38)     the loan purpose code;

(39)     the occupancy code;

(40) the loan documentation type, (to be provided in conformance with Standard and Poor's documentation categories- Field 5);

(41)     Asset Verification (Purchase Money loans only), (yes or no);

(42) a code indicating the Credit Grade of the Mortgage Loan (if applicable);

(43)     the debt to income ratio;

(44) the Mortgagor's and Co-Mortgagor's (if applicable) social security numbers;

(45) the Mortgagor's and Co-Mortgagor's (if applicable) original FICO score and the Next Generation FICO score for new credit scores;

(46)     the Mortgagor's mailing address if different from Number (3) above;

(47)     the purchase price of the Mortgaged Property (if a purchase);

(48)     the Appraisal value of the Mortgaged Property;

(49)     the Mortgagor's and Co-Mortgagor's (if applicable) race;

(50)     the Mortgagor's and Co-Mortgagor's (if applicable) ethnicity;

(51)     the Mortgagor's and Co-Mortgagor's (if applicable) gender;

(52)     the Mortgagor's and Co-Mortgagor's (if applicable) date of birth;

(53)     the combined annual or monthly income;

(54)     the origination channel (wholesale, retail, or correspondent);

(55)     flood insurance contract provider;

(56)     tax service contract provider;

(57)     number of units;

(58)     as of date;

(59)     amortization term;

(60)     balloon flag;

(61)     prepayment penalty flag;

(62) prepayment penalty term and prepayment penalty description (i.e.- 6 months interest, set percentage of UPB);

(63)     mortgage insurance provider, or code for LPMI (if applicable);

(64)     mortgage insurance coverage percentage;

(65)     mortgage insurance cost (if applicable);

(66)     number of borrowers;

(67)     first time home buyer flag (if available);

(68)     the year in which the Mortgaged Property was built;

(69)     the monthly tax and insurance payment;

(70)     the monthly servicing fee;

(71)     The MIN number assigned to each Mortgage Loan, if applicable;

(72) a code indicating the Appraisal Type (Tax Assessment, BPO, Drive-By Form 704, URAR, Form 2065, Form 2055 (Exterior only), Form 2055 (Interior Inspection), or AVM;

(73) if the Appraisal Type in #82 is an AVM, then a description of the AVM type;

(74)     a code indicating whether the Borrower(s) is self-employed (yes or no);

(75)     a section 32 flag and the origination points and or fees;

(76)     a code indicating if a loan is assumable (yes or no);

(77) a flag indicating if NEXTGEN FICO Score is being supplied as the FICO score (yes or no) (if available);

(78) a flag indicating HIGH COST LOAN or COVERED LOAN governed by any anti-predatory lending laws (only required if the loan falls into one of these categories);

(79)     APR information;

(80)     HOEPA status; and

(81) number of months' of reserve at the time of closing or the dollar amount of reserves at closing along with the PITI monthly payment amount (if available).

                                   EXHIBIT 10

                             MORTGAGE LOAN DOCUMENTS

         With respect to each Mortgage Loan set forth on a related Mortgage Loan Schedule, the Seller shall deliver and release to the Custodian the following documents:

         1. the original Mortgage Note bearing all intervening endorsements necessary to show a complete chain of endorsements from the original payee to the Seller, endorsed in blank, "Pay to the order of _____________, without recourse", and, if previously endorsed, signed in the name of the last endorsee by a duly qualified officer of the last endorsee. If the Mortgage Loan was acquired by the last endorsee in a merger, the endorsement must be by "[name of last endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by "[name of last endorsee], formerly known as [previous name]";

          If the Seller uses facsimile signatures to endorse Mortgage Notes, the Seller must provide in an Officer's Certificate that the endorsement is valid and enforceable in the jurisdiction(s) in which the Mortgaged Properties are located and must retain in its corporate records the following specific documentation authorizing the use of facsimile signatures: (i) a resolution from its board of directors authorizing specific officers to use facsimile signatures; stating that facsimile signatures will be a valid and binding act on the Seller's part; and authorizing the Seller's corporate secretary to certify the validity of the resolution, the names of the officers authorized to execute documents by using facsimile signatures, and the authenticity of specimen forms of facsimile signatures; (ii) the corporate secretary's certification of the authenticity and validity of the board of directors' resolution; and (iii) a notarized "certification of facsimile signature," which includes both the facsimile and the original signatures of the signing officer(s) and each officer's certification that the facsimile is a true and correct copy of his or her original signature.

         2. the certified true copy of the Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording unless the Mortgage Loan is a MOM Mortgage or has been previously assigned to MERS. The Mortgage shall be assigned, with assignee's name left blank. If the Mortgage Loan was acquired by the last assignee in a merger, the Assignment of Mortgage must be made by "[name of last assignee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the last assignee while doing business under another name, the Assignment of Mortgage must be by "[name of last assignee], formerly known as [previous name]";

         3. the certified true copy of any guarantee executed in connection with the Mortgage Note, if any;

         4. the certified true copy of the Mortgage with evidence of recording thereon or, if the original Mortgage with evidence of recording thereon has not been returned by the public recording office where such Mortgage has been delivered for recordation or such Mortgage has been lost or such public recording office retains the original recorded Mortgage, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, a Certificate insuring the Mortgage stating that such Mortgage has been delivered to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof and (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage with the recording information thereon certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

         5. the certified true copies of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, if any;

         6. the certified true copies of all intervening assignments of mortgage with evidence of recording thereon evidencing a complete chain of ownership from the originator of the Mortgage Loan to the last assignee, or if any such intervening assignment of mortgage has not been returned from the applicable public recording office or has been lost or if such public recording office retains the original recorded intervening assignments of mortgage, a photocopy of such intervening assignment of mortgage, together with (i) in the case of a delay caused by the public recording office, a Certificate insuring the Mortgage stating that such intervening assignment of mortgage has been delivered to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the party delivering the Officer's Certificate or by the Seller; or (ii) in the case of an intervening assignment of mortgage where a public recording office retains the original recorded intervening assignment of mortgage or in the case where an intervening assignment of mortgage is lost after recordation in a public recording office, a copy of such intervening assignment of mortgage with recording information thereon certified by such public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage;

         7. if the Mortgage Note, the Mortgage, any Assignment of Mortgage, or any other related document has been signed by a Person on behalf of the Mortgagor, a photocopy of the power of attorney or other instrument that authorized and empowered such Person to sign;

         8. the certified true copy of the lender's title insurance policy in the form of an ALTA mortgage title insurance policy, containing each of the endorsements required by FNMA and insuring the Purchaser and its successors and assigns as to the first or second priority lien of the Mortgage in the original principal amount of the Mortgage Loan or, if the original lender's title insurance policy has not been issued, the irrevocable commitment to issue the same; and

         9. the certified true copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any.

                                   EXHIBIT 11

                        FORM OF MONTHLY SERVICER'S REPORT



FIELD NAME                    DESCRIPTION                                                                 FORMAT
----------                    -----------                                                                 ------
INVNUM                        INVESTOR LOAN NUMBER                                                  Number no decimals
SERVNUM                       SERVICER LOAN NUMBER, REQUIRED                                        Number no decimals
BEGSCHEDBAL                   BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                           Number two decimals
                              BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL, REQUIRED
SCHEDPRIN                     SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                    Number two decimals
                              ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                              REQUIRED, .00 IF NO COLLECTIONS
CURT1                         CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT1DATE                     CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT1ADJ                      CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
CURT2                         CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT2DATE                     CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT2ADJ                      CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
LIQPRIN                       PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                  Number two decimals
OTHPRIN                       OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                Number two decimals
PRINREMIT                     TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE              Number two decimals
INTREMIT                      NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                          Number two decimals
                              .00 IF NOT APPLICABLE
TOTREMIT                      TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                        Number two decimals
ENDSCHEDBAL                   ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                      Number two decimals
                              ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                              .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                     ENDING TRIAL BALANCE                                                  Number two decimals
                             .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE                    ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                     DD-MMM-YY
ACTCODE                       60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                Number no decimals
ACTDATE                       ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
INTRATE                       INTEREST RATE, REQUIRED                                               Number seven decimals
                                                                                                    Example .0700000 for 7.00%
SFRATE                        SERVICE FEE RATE, REQUIRED                                            Number seven decimals
                                                                                                    Example .0025000 for .25%
PTRATE                        PASS THRU RATE, REQUIRED                                              Number seven decimals
                                                                                                    Example .0675000 for 6.75%
PIPMT                         P&I CONSTANT, REQUIRED                                                Number two decimals
                              .00 IF PAIDOFF


                                            SCHEDULE 1

                                    MORTGAGE LOAN SCHEDULE